EXHIBIT 10.1



      THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is made and entered into as of December 12, 1997 by and among American Real Estate Investment Corporation, a Maryland corporation ("the COMPANY") as general partner, and the Persons whose names are set forth on EXHIBIT A as attached hereto, as the limited partners, together with any other Persons who become Partners in the Partnership as provided herein.

                             ARTICLE I

                           DEFINED TERMS

           Except as otherwise herein expressly provided, the following terms and phrases shall have the meanings set forth below:

           "ACCOUNTANTS" shall mean the firm or firms of independent certified public accountants selected by the General Partner on behalf of the Partnership to audit the books and records of the Partnership and to prepare statements and reports in connection therewith.

           "ACT" shall mean the Revised Uniform Limited Partnership Act as enacted in the State of Delaware, and as the same may hereafter be amended from time to time.

           "ADDITIONAL PARTNERSHIP INTERESTS" shall have the meaning set forth in Section 4.2(a) hereof.

           "ADDITIONAL LIMITED PARTNER" shall have the meaning set forth in
Section 4.2(b) hereof.

           "ADJUSTED CAPITAL ACCOUNT DEFICIT" shall mean, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Partnership Fiscal Year, after giving effect to the following adjustments:

                   (i) Credit to such Capital Account any amounts which such Partner is obligated to restore pursuant to this Agreement or is deemed to be obligated to restore to the Partnership pursuant to the second to last sentences of Regulations <section><section> 1.704-2(g)(1) and 1.704-2(i)(5).

                  (ii)      Debit  to  such   Capital   Account  the  items
described  in  Regulations <section><section> 1.704-1(b)(2)(ii)(d)(4),  (5)
and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to
comply  with  Regulation   <section>   1.704-1(b)(2)(ii)(d)  and  shall  be
interpreted consistently therewith.

           "ADJUSTED CURRENT PER SHARE MARKET PRICE" shall mean the Current Per Share Market Price multiplied by the Conversion Factor.

           "ADJUSTMENT DATE" shall have the meaning set forth in Section 4.2(b) hereof.

           "AFFILIATE" shall mean, with respect to any Partner (or as to any other person the affiliates of whom are relevant for purposes of any of the provisions of this Agreement), (i) any member of the Immediate Family of such Partner; (ii) any trustee or beneficiary of a Partner; (iii) any legal representative, successor, or assignee of any Person referred to in the preceding clauses (i) and (ii); (iv) any trustee or trust for the benefit of any Person referred to in the preceding clauses (i) through
(iii); or (v) any Entity which directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, any Person referred to in the preceding clauses (i) through (iv).

           "AFFILIATE  FINANCING"  shall  mean  financing   or  refinancing
obtained from a Partner or an Affiliate of a Partner by the Partnership.

           "AGREEMENT" shall mean this Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

           "ASSIGNEE" shall mean a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 9.5.

           "BANKRUPTCY" shall mean, with respect to any Partner, (i) the commencement by such Partner of any proceeding seeking relief under any provision or chapter of the federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy or reorganization; (ii) an adjudication that such Partner is insolvent or bankrupt; (iii) the entry of an order for relief under the federal Bankruptcy Code with respect to such Partner; (iv) the filing of any such petition or the commencement of any such case or proceeding against such Partner, unless such petition and the case or proceeding initiated thereby are dismissed within one hundred twenty (120) days from the date of such filing; (v) the filing of an answer by such Partner admitting the allegations of any such petition; (vi) the appointment of a trustee, receiver or custodian for all or substantially all of the assets of such Partner unless such appointment is vacated or dismissed within ninety (90) days from the date of such appointment but not less than five (5) days before the proposed sale of any assets of such Partner; (vii) the insolvency of such Partner or the execution by such Partner of a general assignment for the benefit of creditors; (viii) the failure of such Partner to pay its debts as they mature; (ix) the levy, attachment, execution or other seizure of substantially all of the assets of such Partner where such seizure is not discharged within thirty (30) days thereafter, or (x) the admission by such Partner in writing of its inability to pay its debts as they mature or that it is generally not paying its debts as they become due.

           "CAPITAL ACCOUNT" shall mean a book account established and maintained for each Partner in accordance with the following provisions:

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

                   (i) To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are allocated to such Partner pursuant to Section 5.2, and the amount of any Partnership liabilities that are assumed by such Partner or that are secured by any Partnership property distributed to such Partner.

                  (ii) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any
      Partnership asset distributed to such Partner pursuant to any provision of this Agreement (except for distributions made in repayment of loans made by such Partner to the Partnership), such Partner's distributive share of Losses and any items in the nature of expenses or losses which are allocated to such Partner pursuant to
      Section 5.2, and the amount of any liabilities of such Partner that are assumed by the Partnership or which are secured by any property contributed to the Partnership by such Partner (except to the extent already reflected in the amount of the Partner's Capital Contributions).

           In the event that the Gross Asset Value of Partnership assets are adjusted pursuant to paragraph (ii), (iii) or (iv) of the definition of Gross Asset Value, the Capital Accounts of the Partners shall be adjusted to reflect the aggregate net adjustments as if the Partnership sold all of its assets for their fair market values, and recognized gain or loss for federal income tax purposes equal to the aggregate amount of such net adjustment.

           The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Code <section> 704(b) and the Regulations thereunder, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the General Partner may make such modification, PROVIDED THAT it is not likely to have a material effect on the amounts distributable to any Partner pursuant to
Section 8.2 upon the liquidation of the Partnership. Any questions with respect to a Partner's Capital Account shall be resolved by the General Partner in its reasonable discretion, applying principles consistent with this Agreement.

           Any transferee of a Partnership Interest or a portion thereof shall succeed to the Capital Account relating to the Partnership Interest transferred or the corresponding portion thereof.

           "CAPITAL CONTRIBUTIONS" shall mean, with respect to any Partner, the amount of cash and the initial Gross Asset Value of any other property contributed to the capital of the Partnership by or on behalf of such Partner reduced by the amount of any liability assumed by the Partnership relating to such property and any liability to which such property is subject.

           "CERTIFICATE" shall mean the Certificate of Limited Partnership establishing the Partnership, as filed with the office of the Delaware Secretary of State, as it may be amended from time to time in accordance with the terms of this Agreement and the Act.

           "CHARTER" shall mean the Company's Articles of Incorporation, as amended from time to time.

           "CLOSING DATE" shall mean December 12, 1997.

           "CLOSING PRICE" on any date shall mean (A) the last reported sale price of the Shares on the principal stock exchange on which the Shares are listed, or (B) if the Shares are not listed on a stock exchange, the last reported sale price of the Shares on the principal automated securities price quotation system on which sale prices of the Shares are reported, or (C) if the Shares are not listed on a stock exchange and sale prices of the Shares are not reported on an automated quotation system, the mean of the high bid and low asked price quotations for the Shares as reported by National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Shares on at least five of the ten preceding Trading Days. If the Shares are not traded or quoted as described in any of clause (A), (B) or (C), the Closing Price of the Shares on a day will be the fair market value of the Shares on that day as determined by a member firm of the New York Stock Exchange, Inc. selected by the Board of Directors of the General Partner. In the event that the Shares received upon exercise of the Conversion Rights include rights that a holder of Shares would be entitled to receive, then the value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

           "CODE" shall mean the Internal Revenue Code of 1986, as amended.

           "CONSENT OF THE LIMITED PARTNERS" shall mean the written consent of a Majority-In-Interest of the Limited Partners, which consent shall be obtained prior to the taking of any action for which it is required by this Agreement and may be given or withheld by a Majority-In-Interest of the Limited Partners, unless otherwise expressly provided herein, in their sole and absolute discretion.

           "CONSENTING  PARTNERS"  shall  have  the  meaning  set  forth in
Section 8.1(a) hereof.

           "CONTRIBUTED FUNDS" shall have the meaning set forth in Section 4.2(b) hereof.

           "CONTRIBUTED LIMITED PARTNER ASSETS" shall mean properties or interests in entities owning such properties, interests in certain property management and related assets, or cash, contributed by the Limited Partners.

           "CONTRIBUTION DATE" shall have the meaning set forth in Section 4.2(b) hereof.

           "CONTROL" shall mean the ability, whether by the direct or indirect ownership of shares or other equity interests, by contract or otherwise, to elect a majority of the directors of a corporation, to select the managing partner of a partnership, or otherwise to select, or have the power to remove and then select, a majority of those persons exercising governing authority over an Entity. In the case of a limited partnership, the sole general partner, all of the general partners to the extent each has equal management control and authority, or the managing general partner or managing general partners thereof shall be deemed to have control of such partnership and, in the case of a trust, any trustee thereof or any Person having the right to select any such trustee shall be deemed to have control of such trust.

           "CONVERSION FACTOR" means 1.0; PROVIDED THAT, in the event that the General Partner (i) declares or pays a dividend on its outstanding Shares in Shares or makes a distribution to all holders of its outstanding Shares in Shares; (ii) subdivides its outstanding Shares, or (iii) combines its outstanding Shares into a smaller number of Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor then in effect by a fraction, the numerator of which shall be the number of Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event; PROVIDED, HOWEVER, that if the General Partner receives an Exercise Notice after the record date, but prior to the effective date of such dividend, distribution, subdivision or combination, the Conversion Factor shall be determined as if the General Partner has received the Exercise Notice immediately prior to the record date for such dividend, distribution, subdivision or combination.

           "CONVERSION RIGHT" shall  have  the meaning set forth in Section
12.1 hereof.

           "CURRENT PER SHARE MARKET PRICE" on any date shall mean the average of the Closing Price for the ten (10) consecutive Trading Days ending on such date.

           "DEPRECIATION" shall mean for each Partnership Fiscal Year or other period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable under the Code with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; PROVIDED, HOWEVER, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

           "DESIGNATED PROPERTIES" shall mean those properties known as 1655 Valley Road, 5 Thornton Road and Urban Farms Shopping Center.

           "ENTITY"   shall   mean   any   general   partnership,   limited
partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association.

           "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

           "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

           "EXERCISE  NOTICE"  shall have the meaning set forth in  Section
12.2 hereof.

           "EXERCISING PARTNERS"  shall  have  the  meaning  set  forth  in
Section 12.2 hereof.

           "GAAP" shall mean generally accepted accounting principles consistently applied.

           "GENERAL PARTNER" shall mean American Real Estate Investment Corporation, a Maryland corporation, its duly admitted successors and assigns and any other Person who is a general partner of the Partnership at the time of reference thereto.

           "GENERAL PARTNER CAPITAL CONTRIBUTION" shall have the meaning set forth in Section 4.1 hereof.

           "GENERAL PARTNER INTEREST" shall mean a Partnership Interest held by the General Partner. A General Partner Interest shall be expressed as a number of Partnership Units.

           "GROSS ASSET VALUE" shall mean, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                   (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be (a) in the case of any asset described on attached EXHIBIT A, the gross fair market value ascribed thereto on such EXHIBIT A and (b) in the case of any other asset hereafter contributed by a Partner, the gross fair market value of such asset at the time of contribution, as reasonably determined by the General Partner;

                  (ii) The Gross Asset Values of all Partnership assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a DE MINIMIS Capital Contribution; (b) the distribution by the Partnership to a Partner of more than a DE MINIMIS amount of property as consideration for an interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Regulations
      <section> 1.704-1(b)(2)(ii)(g);

                 (iii) The Gross Asset Value of any Partnership Asset distributed to any Partner shall be the gross fair market value of such asset on the date of distribution; and

                  (iv) The Gross Asset Values of Partnership Assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code <section> 734(b) or Code <section> 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations <section> 1.704-1(b)(2)(iv)(m).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to this provision, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses. Any adjustment to the Gross Asset Values of Partnership Assets shall require an adjustment to the Partner's Capital Account as provided in the definition of Capital Account.

           "HART-SCOTT ACT" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

           "IMMEDIATE FAMILY" shall mean, with respect to any Person, such Person's spouse, parents, parents-in-law, descendants by blood or adoption, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law.

           "INCAPACITY" or "INCAPACITATED" shall mean, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him or her incompetent to manage his or her Person or estate; (ii) as to any corporation which is a Partner, the filing of a certificate or articles of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or
(vi) as to any Partner, the Bankruptcy of such Partner.

           "INCENTIVE OPTION" shall mean an option to purchase Shares granted under the Stock Incentive Plan.

           "INCENTIVE OPTION AGREEMENT" shall mean the form or forms of Incentive Option Agreement to be used under the Stock Incentive Plan.

           "INDEMNITEE" shall mean (i) any Person made a party to a proceeding by reason of his status as (a) a General Partner, (b) a director or officer of a General Partner, or (c) an officer of the Partnership, and
(ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole discretion.

           "LIEN" shall mean any liens, security interests, mortgages, deeds of trust, charges, claims, encumbrances, restrictions, pledges, options, rights of first offer or first refusal and any other rights or interests of others of any kind or nature, actual or contingent, or other similar encumbrances of any nature whatsoever.

           "LIMITED PARTNER" shall mean any Person listed under the heading "Limited Partners" on the signature page hereto who have executed (in person or pursuant to power of attorney) this Agreement in their respective capacities as limited partners of the Partnership, their permitted successors or assigns as a limited partner hereof, or any Person who, at the time of reference thereto, is a limited partner of the Partnership.

           "LIMITED PARTNER INTEREST" shall mean a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest shall be expressed as a number of Partnership Units designated as OP Units.

           "LIQUIDATING TRUSTEE" shall mean such individual or Entity as is selected as the Liquidating Trustee hereunder by the General Partner, which individual or Entity may include the General Partner or an Affiliate of the General Partner, PROVIDED such Liquidating Trustee agrees in writing to be bound by the terms of this Agreement. The Liquidating Trustee shall be empowered to give and receive notices, reports and payments in connection with the dissolution, liquidation and/or winding-up of the Partnership and shall hold and exercise such other rights and powers as are necessary or required to permit all parties to deal with the Liquidating Trustee in connection with the dissolution, liquidation and/or winding-up of the Partnership.

           "MAJOR DECISIONS"  shall  have  the meaning set forth in Section
7.2 hereof.

           "MAJORITY-IN-INTEREST OF THE LIMITED PARTNERS" shall mean Limited Partner(s) who hold in the aggregate more than fifty percent (50%) of the Percentage Interests then allocable to and held by the Limited Partners, as a class.

           "NASD" means the National  Association  of  Securities  Dealers,
Inc.

           "NET FINANCING PROCEEDS" shall mean the cash proceeds received by the Partnership in connection with any borrowing by or on behalf of the Partnership (whether or not secured), after deduction of all costs and expenses incurred by the Partnership in connection with such borrowing, and after deduction of that portion of such proceeds used to repay any other indebtedness of the Partnership, or any interest or premium thereon.

           "NET OPERATING CASH FLOW" shall mean, with respect to any fiscal period of the Partnership, the excess, if any, of "Receipts" over "Expenditures". For purposes hereof, the term "Receipts" means the sum of all cash receipts of the Partnership from all sources for such period, including Net Sale Proceeds and Net Financing Proceeds but excluding Capital Contributions, and any amounts held as reserves as of the last day of such period which the General Partner reasonably deems to be in excess of necessary reserves as determined below. The term "Expenditures" means the sum of (i) all cash expenses of the Partnership for such period; (ii) the amount of all payments of principal and interest on account of any indebtedness of the Partnership, or amounts due on such indebtedness during such period; and (iii) such additional cash reserves as of the last day of such period as the General Partner deems necessary for any capital or operating expenditure permitted hereunder.

           "NET SALE PROCEEDS" shall mean the cash proceeds received by the Partnership in connection with a sale of any asset by or on behalf of the Partnership after deduction of any costs or expenses incurred by the Partnership, or payable specifically out of the proceeds of such sale (including, without limitation, any repayment of any indebtedness required to be repaid as a result of such sale or which the General Partner elects to repay out of the proceeds of such sale, together with accrued interest and premium, if any, thereon and any sales commissions or other costs and expenses due and payable to any Person in connection with a sale).

           "NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Regulations <section> 1.704-2(b)(1). The amount of Nonrecourse Deductions for a Partnership Fiscal Year equals the net increase, if any, in the amount of Partnership Minimum Gain during such Partnership Fiscal Year reduced by any distributions during such Partnership Fiscal Year of proceeds of a Nonrecourse Liability that are allocable to an increase in Partnership Minimum Gain, determined according to the provisions of Regulations <section><section> 1.704-2(c) and 1.704-2(h).

           "NONRECOURSE LIABILITY" shall have the meaning set forth in Regulations <section> 1.704-2(b)(3).

           "OP UNITS" shall have the meaning set forth in Section 4.1.

           "OFFERED  UNITS" shall have the meaning  set  forth  in  Section
12.2.

           "ORIGINAL PROPERTIES" means the Americana Lakewood apartments, the Emerald Pointe apartments, the Sedona apartments and the Quadrangles

Village apartments (or any property the federal income tax basis of which is determined in whole or in part by reference to the basis of the foregoing).

           "OWNERSHIP  LIMIT" shall have the meaning set forth  in  Section
12.4 hereof.

           "PARTNERS" shall mean the General Partner and the Limited Partners, their duly admitted successors or assigns or any Person who is a partner of the Partnership at the time of reference thereto.

           "PARTNER MINIMUM GAIN" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations <section> 1.704-2(i)(3).

           "PARTNER NONRECOURSE DEBT" shall have the meaning set forth in Regulations <section> 1.704-2(b)(4).

           "PARTNER NONRECOURSE DEDUCTIONS" shall have the meaning set forth in Regulations <section> 1.704-2(i)(2). The amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Fiscal Year equals the net increase, if any, in the amount of Partner Minimum Gain during such Partnership Fiscal Year attributable to such Partner Nonrecourse Debt, reduced by any distributions during that Partnership Fiscal Year to the Partner that bears the economic risk of loss for such Partner Nonrecourse Debt to the extent that such distributions are from the proceeds of such Partner Nonrecourse Debt and are allocable to an increase in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined according to the provisions of Regulations
<section><section> 1.704-2(h) and 1.704-2(i).

           "PARTNERSHIP"   shall   mean   the  limited  partnership  hereby
constituted, as such limited partnership may from time to time be constituted.

           "PARTNERSHIP FISCAL YEAR" shall mean the calendar year.

           "PARTNERSHIP INTEREST" shall mean with respect to a Partner, such Partner's right to the allocations (and each item thereof), specified in Section 5.1 hereof and all distributions from the Partnership, and its rights of management, consent, approval, or participation, if any, as provided in this Agreement.

           "PARTNERSHIP MINIMUM GAIN" shall have the meaning set forth in Regulations <section> 1.704-2(d).

           "PARTNERSHIP UNIT"  shall  mean a fractional, undivided share of
the  Partnership  Interests  of all Partners.   As  of  the  date  of  this

Agreement, there shall be considered to be a total of 9,421,551 Partnership Units outstanding consisting of 5,280,354 Partnership Units held by the General Partner and 4,141,197 OP Units.

           "PERCENTAGE INTEREST" shall mean, with respect to any Partner, the percentage ownership interest of such Partner in the Partnership, which shall be calculated by dividing such Partner's total number of Partnership Units by the total number of Partnership Units owned by all Partners. The initial Percentage Interest of each Partner is as set forth opposite its respective name on attached EXHIBIT A.

           "PERSON" shall mean any individual or Entity.

           "PLEDGE shall mean a pledge or grant of a mortgage, security interest, lien or other encumbrance in respect of a Partnership Interest.

           "PRIOR AGREEMENT" shall mean the Agreement of Limited Partnership of the Partnership, dated as of November 10, 1993, and amended as of June 30, 1997 and August 11, 1997, between the Company, as the sole general partner, and the limited partners listed on the signature page thereto, which Prior Agreement is amended and restated in its entirety by this Agreement as of the Closing Date.

           "PROFITS" and "LOSSES" shall mean, for each Partnership Fiscal Year or other period, an amount equal to the Partnership's taxable income or loss for such Partnership Fiscal Year or period, determined in accordance with Code <section> 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code <section> 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                         (i) Any income of the Partnership that is exempt from federal income tax or excluded from federal gross income and not otherwise taken into account in computing Profits or Losses pursuant to this Section shall be added to such taxable income or loss;

                        (ii) Any expenditures of the Partnership described in Code <section> 705(a)(2)(B) or treated as Code
      <section>   705(a)(2)(B)   expenditures   pursuant   to   Regulations
      <section> 1.704-1(b)(2)(iv)(i),  and not otherwise taken into account in computing Profits or Losses pursuant to this Section, shall be subtracted from such taxable income or loss;

                       (iii) In the event the Gross Asset Value of any Partnership Asset is adjusted pursuant to any provision of this Agreement in accordance with the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such Asset for purposes of computing Profits or Losses;

                        (iv) Gain or loss resulting from any disposition of any Partnership Asset with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such Asset differs from its Gross Asset Value;

                         (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account
      Depreciation for such Partnership Fiscal Year or other period, computed in accordance with the definition of Depreciation; and

                        (vi) Notwithstanding any other provision of this Section, any items which are allocated pursuant to Section 5.2 shall not be taken into account in computing Profits or Losses.

           "PROPERTY" shall mean any real estate in which the Partnership, directly or indirectly, acquires ownership of a fee or leasehold interest.

           "PROSPECTUS" means a prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

           "PURCHASE PRICE" shall  have  the  meaning  set forth in Section
12.2.

           "REGISTRABLE SECURITIES" means Shares issued or issuable to Limited Partners upon exchange of their OP Units, excluding (i) Shares for which the Shelf Registration Statement shall have become effective under the Securities Act and which have been disposed of under the Shelf Registration Statement, and (ii) Shares sold or otherwise distributed pursuant to Rule 144 under the Securities Act.

           "REGISTRATION EXPENSES" means any and all expenses incident to performance of or compliance with Article XV of this Agreement, including, without limitation: (i) all SEC, stock exchange or NASD registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a Blue Sky Memorandum, if necessary) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with Article XV of this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to
Section 3(k) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters, if any, required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, brokerage or dealer fees, the fees and disbursements of counsel, accountants or other representatives of a selling Limited Partner, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Limited Partner, all of which shall be borne by such Limited Partner in all cases.

           "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Agreement dated November 10, 1993 by and between the Company and the Partnership, relating to the registration of Shares issued upon exercise of the Conversion Rights granted herein.

           "REGULATIONS" shall mean the Income Tax Regulations promulgated under the Code as such regulations may be amended from time to time (including Temporary Regulations).

           "REIT" shall  mean  a real estate investment trust as defined in
Section 856 of the Code.

           "REQUIRED FUNDS" shall have the meaning set forth in Section 4.2 hereof.

           "RIGHTS"  shall have the  meaning  set  forth  in  Section  12.1 hereof.

           "SALE PERIOD" shall mean the 45-day period immediately following the filing with the SEC by the Company of an annual report of the Company on Form 10-K or a quarterly report of the Company on Form 10-Q or such other period as the Company may determine.

           "SEC"  shall  mean  the  United  States Securities and  Exchange
Commission.

           "SECTION 1031 EXCHANGE" means, with respect to any property, the exchange of such property for property of like kind in a transaction qualifying under Section 1031 of the Code in which not more than 10% of the built-in gain associated with such property is required to be recognized by the partners of the Operating Partnership for federal income tax purposes.

           "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

           "SHARES" shall mean the shares of Common Stock, par value $.001 per share, of the Company.

           "SHARE VALUE" as of any date shall mean the total number of Shares issued and outstanding at the close of business on such date (and excluding any treasury shares) multiplied by the Current Per Share Market Price on such date.

           "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company and any other entity required to be a registrant with respect to such shelf registration statement pursuant to the requirements of the Securities Act which covers all of the Registrable Securities on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

           "SPECIAL CONSENTING PARTNERS" means, initially, McBride Hudson Bay, L.P., until McBride Hudson Bay, L.P. notifies the Partnership of its successors to the rights of the Special Consenting Partners under this Agreement.

           "STOCK INCENTIVE PLAN" shall mean the General Partner's 1993 Omnibus Incentive Plan, and any other stock incentive plan adopted in the future by the General Partner.

           "SUBSTITUTED LIMITED PARTNER" shall have the meaning set forth in Section 9.4 hereof.

           "THIRD PARTY" or "THIRD PARTIES" shall mean a Person or Persons who is or are neither a Partner or Partners nor an Affiliate or Affiliates of a Partner or Partners.

           "THIRD PARTY FINANCING" shall mean financing or refinancing obtained from a Third Party by the Partnership.

           "TRADING DAY" shall mean (x) if the Shares are listed on at least one stock exchange, a day on which there is trading on the principal stock exchange on which the Shares are listed, (y) if the Shares are not listed on a stock exchange, but sale prices of the Shares are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Shares are reported, or (z) if the Shares are not listed on a stock exchange and sale prices of the Shares are not reported on an automated quotation system, a day on which quotations are reported by National Quotation Bureau Incorporated.

           "TRANSFER" shall mean any assignment, sale, transfer, conveyance, Pledge, grant of an option or proxy, or other disposition or act of alienation, whether voluntary or involuntary, or by operation of law.

                             ARTICLE II

                      ORGANIZATIONAL MATTERS

           2.1 ORGANIZATION AND CONTINUATION. The Partnership is continued as a limited partnership organized pursuant to the provisions of the Act and upon the terms and conditions set forth in the Prior Agreement. The Partners hereby amend and restate the Prior Agreement in its entirety as of the Closing Date. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall continue to be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

           2.2 NAME. The name of the Partnership is American Real Estate Investment, L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. Subject to the condition set forth in the second sentence of this Section 2.2, the General Partner in its sole discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication by the Partnership to the Limited Partners.

           2.3 REGISTERED OFFICE AND AGENT, PRINCIPAL OFFICE. The name and address of the Partnership's registered agent is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805. Such registered agent may be changed as the General Partner may from time to time designate by notice to the Limited Partners. The principal executive office of the Partnership is located at 620 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462, and may be changed to such other place as the General Partner may from time to time designate. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

           2.4   POWER OF ATTORNEY; COMPLIANCE WITH ACT.

                 (a) The Limited Partners hereby irrevocably constitute and appoint the General Partner, with full power of substitution and resubstitution, as the Limited Partners' true and lawful attorney-in-fact with full power and authority to act in the Limited Partners' name, place and stead to:

                      (1) make, execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating

      Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles VIII or IX, or the Capital Contribution of any Partner; (e) any agreements, waivers or other instruments required by any state or local tax authority to enable the Partnership to file combined, consolidated or similar state or local income tax returns and/or to pay state and local taxes on behalf of the Partnership or all of the Partners;
      (f) all documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and (g) the Registration Rights Agreement and all amendments to such agreement approved in accordance with its respective terms; and

                      (2) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole discretion of the General Partner, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner, to effectuate the terms or intent of this Agreement.

                 (b)  The  foregoing  power  of attorney is irrevocable and coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Interest and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner, acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidating Trustee, within fifteen (15) days after receipt of the General Partner's or Liquidating Trustee's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidating Trustee, as the case may be, deems necessary to effectuate this power of attorney.

           2.5 TERM. The term of the Partnership commenced on the date the Certificate was filed in the office of the Delaware Secretary of State in accordance with the Act and shall continue until dissolved and terminated pursuant to the provisions of Article VIII or as otherwise provided by law.

           2.6 FILING OF CERTIFICATE AND PERFECTION OF LIMITED PARTNERSHIP. The General Partner shall execute, acknowledge, record and file at the expense of the Partnership, the Certificate and any and all amendments thereto and all requisite fictitious name statements and notices in such places and jurisdictions as may be necessary to cause the Partnership to be treated as a limited partnership under, and otherwise to comply with, the laws of each state or other jurisdiction in which the Partnership conducts business.

           2.7 CERTIFICATES DESCRIBING PARTNERSHIP UNITS. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner's interest in the Partnership, including the number of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner; (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:

           This certificate is not negotiable. The Partnership Units represented by this certificate are governed by and transferable only in accordance with the provisions of the Amended and Restated Agreement of Limited Partnership of American Real Estate Investment, L.P., as amended and restated.


                             ARTICLE III

                              PURPOSE

           3.1 PURPOSE AND BUSINESS. The purpose and nature of the business to be conducted by the Partnership is as follows: (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, including, without limitation, investing in (either directly or through the acquisition of interest in partnerships or other entities), purchasing (either directly or through the acquisition of interest in partnerships or other entities), developing, owning, managing, leasing and disposing of real estate and any improvements thereon, entering into any partnership, joint venture, or similar arrangement to engage in any of the foregoing, or to own interests in any entity engaged in any of the foregoing, as well as any other activity as the General Partner may from time to time approve, and to do anything necessary or appropriate to accomplish the foregoing; PROVIDED THAT, such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership; (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged in any of the foregoing; and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, the Partners acknowledge that the General Partner's status as a REIT inures to the benefit of all the Partners and not solely the General Partner.

           3.2 POWERS. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; PROVIDED THAT, the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT, unless the General Partner determines to terminate its qualification as a REIT; (ii) could subject the General Partner to any additional taxes under Code <section> 857 or 4981, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.


                             ARTICLE IV

                       CAPITAL CONTRIBUTIONS

           4.1 CAPITAL CONTRIBUTIONS OF THE PARTNERS. The General Partner has contributed to the capital of the Partnership the amount set forth on EXHIBIT A (the "General Partner Capital Contribution"). Each Limited Partner has contributed or has caused to be contributed as its initial Capital Contribution to the capital of the Partnership, the Contributed Limited Partner Assets, with the values as set forth opposite their names on attached EXHIBIT A. The agreed-to gross fair market value of each of the Contributed Limited Partner Assets, which shall be their initial Gross Asset Value, is as set forth opposite the contributing Limited Partner's name on attached EXHIBIT A. Each Partner shall own Partnership Units, which if such Partner is a Limited Partner shall be designated under this Agreement as "OP Units," in the amount set forth for such Partner in EXHIBIT A and shall have a Percentage Interest in the Partnership as set forth for such Partner in EXHIBIT A, which Percentage Interest shall be adjusted in EXHIBIT A from time to time by the General Partner to the extent necessary in accordance with the terms of this Agreement to reflect (a) exchanges of Partnership Units for Shares in accordance with Article XII; (b) transfers of Partnership Units that result in the admission of a Substituted Limited Partner; (c) withdrawals of Partners; (d) Capital Contributions or (e) issuances of additional Partnership Units (pursuant to any merger or otherwise). Except as otherwise provided herein, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

           4.2   ISSUANCES OF ADDITIONAL  PARTNERSHIP INTERESTS; ADDITIONAL
PARTNERS.

                 (a) The General Partner is hereby authorized to cause the Partnership to issue such additional Partnership Interests ("Additional Partnership Interests") in the form of Partnership Units for any Partnership purpose at any time or from time to time, to the Partners (including the General Partner) or to other Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Any Additional Partnership Interests issued thereby may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion and without the approval of any Limited Partner, subject to Delaware law, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; PROVIDED, HOWEVER, that no additional Partnership Units or other Partnership Interests shall be issued to the General Partner unless either:

                      (1) (A) the Additional Partnership Interests are issued in connection with an issuance of shares of capital stock of or other interests in the General Partner, which shares or interests have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the Additional Partnership Interests issued to the General Partner by the Partnership and (B) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of capital stock of or other interests in the General Partner, or

                      (2)   the Additional Partnership Interests are issued
      to  all  Partners  in  proportion   to  their  respective  Percentage
      Interests, or

                      (3) the General Partner makes an additional Capital Contribution to the Partnership, other than as specified in (1) above.

If as a result of (3) above the number of Partnership Units held by the General Partner would not equal the number of Shares then outstanding, the number of Partnership Units outstanding shall be adjusted so that the General Partner will own its Percentage Interest of the total Partnership Units outstanding by owning a number of Partnership Units equal to the number of Shares then outstanding, and the number of Partnership Units owned by each Limited Partner will accordingly be adjusted to equal its current Percentage Interest.

           Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership.

                 (b) The General Partner may cause the Partnership to issue additional Partnership Units to and admit as an additional Limited Partner ("Additional Limited Partner"), any Person in exchange for the Capital Contribution by such Person of cash and/or property. In the event that the Partnership issues Additional Partnership Units pursuant to this
Section 4.2, the number of Partnership Units issued shall be determined by dividing the U.S. dollar amount of cash plus the agreed value of the property contributed as of the date of contribution to the Partnership (the "CONTRIBUTION DATE") by the Adjusted Current Per Share Market Price, computed as of the Trading Day immediately preceding the Contribution Date.

                 (c) Notwithstanding anything contained herein to the contrary, an Additional Limited Partner that acquires an Additional Partnership Interest pursuant to this Section 4.2 shall not acquire any interest in, and may not exercise or otherwise participate in, any Conversion Rights pursuant to Article XII, without the Agreement of the General Partner.

           4.3   ISSUANCE OF SHARES.

                 (a)  UPON ISSUANCE OF ADDITIONAL  SECURITIES.  The Company
shall not issue any additional Shares (other than Shares issued in connection with an exchange pursuant to Article XII hereof) or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Shares (collectively, "Additional Securities") other than to all holders of Shares, unless (A) the Company shall cause the Partnership to issue to the Company, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the Additional Securities, and (B) the Company contributes the proceeds from the issuance of such Additional Securities and from any exercise of rights contained in such Additional Securities, directly and through the Company, to the Partnership; PROVIDED, HOWEVER, that the Company is allowed to issue Additional Securities in connection with an acquisition of a property to be held directly by the Company, but if and only if, such direct acquisition and issuance of Additional Securities have been approved and determined to be in the best interests of the Company and the Partnership by a majority of the Directors (as defined in the Charter). Without limiting the foregoing, the Company is expressly authorized to issue Additional Securities for less than fair market value, and to cause the Partnership to issue to the Company corresponding Partnership Interests, so long as (x) the Company concludes in good faith that such issuance is in the best interests of the Company and the Partnership, including without limitation, the issuance of Shares and corresponding Partnership Units pursuant to an employee share purchase plan providing for employee purchases of Shares at a discount from fair market value or employee stock options that have an exercise price that is less than the fair market value of the Shares, either at the time of issuance or at the time of exercise, and (y) the Company contributes all proceeds from such issuance to the Partnership. For example, in the event the Company issues Shares for a cash purchase price and contributes all of the proceeds of such issuance to the Partnership as required hereunder, the Company shall be issued a number of additional Partnership Units equal to the product of (A) the number of such Shares issued by the Company, the proceeds of which were so contributed, multiplied by (B) a fraction, the numerator of which is 100%, and the denominator of which is the Conversion Factor in effect on the date of such contribution.

                 (b) CERTAIN DEEMED CONTRIBUTIONS OF PROCEEDS OF ISSUANCE OF SHARES. In connection with any and all issuance of Shares, the Company shall make Capital Contributions to the Partnership of the proceeds therefrom, PROVIDED THAT if the proceeds actually received and contributed by the Company are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the Company shall be deemed to have made Capital Contributions to the Partnership in the aggregate amount of the gross proceeds of such issuance and the Partnership shall be deemed simultaneously to have paid such offering expenses in accordance with
Section 7.7 hereof and in connection with the required issuance of additional Partnership Units to the Company for such Capital Contributions pursuant to Section 4.3(a) hereof.

           4.4 STOCK INCENTIVE PLAN. If at any time or from time to time Incentive Options granted in connection with the Company's Stock Incentive Plan are exercised in accordance with the terms of the Incentive Option Agreement, the Company shall, as soon as practicable after such exercise, contribute to the capital of the Partnership an amount equal to the exercise price paid to the Company by such exercising party in connection with the exercise of the Incentive Option.

           4.5 NO THIRD PARTY BENEFICIARY. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns. None of the rights or obligations of the Partners herein set forth to make Capital Contributions to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or of any of the Partners. Notwithstanding the foregoing, the stockholders of the Company shall not be considered creditors or third parties for the purposes of this Agreement but shall be considered third party beneficiaries with the right to enforce this Agreement.

           4.6 NO INTEREST; NO RETURN. No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to withdraw any part of its Capital Account or to demand or receive the return of its Capital Contribution from the Partnership.

           4.7   NO   PREEMPTIVE   RIGHTS.    No   Person  shall  have  any
preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership; or (ii) issuance or sale of any Partnership Interests.

           4.8 PERCENTAGE INTERESTS. If the number of outstanding Partnership Units increases or decreases during the taxable year, each Partner's Percentage Interest shall be adjusted by the General Partner effective as of the effective date of each such increase or decrease to a percentage equal to the number of Partnership Units held by such Partner divided by the aggregate number of Partnership Units outstanding after giving effect to such increase or decrease. If the Partners' Percentage Interests are adjusted pursuant to this Section 4.8, the Profits and Losses for the taxable year in which the adjustment occurs shall be allocated between the part of the year ending on the day when the Partnership's property is revalued by the General Partner and the part of the year beginning on the following day either (i) as if the taxable year had ended on the date of the adjustment or (ii) based on the number of days in each part. The General Partner, in its sole discretion, shall determine which method shall be used to allocate Profits and Losses for the taxable year in which the adjustment occurs. The allocation of Profits and Losses for the earlier part of the year shall be based on the Percentage Interests before adjustment, and the allocation of Profits and Losses for the later part shall be based on the adjusted Percentage Interests.


                             ARTICLE V

           ALLOCATIONS, DISTRIBUTIONS AND OTHER TAX AND
                        ACCOUNTING MATTERS


           5.1   PROFITS AND LOSSES.

                 After giving effect to the mandatory Partnership allocations set forth in Section 5.2, Profits and Losses for any Fiscal Year or other applicable period shall be allocated to the Partners PRO RATA in accordance with their Percentage Interests.

           5.2   MANDATORY ALLOCATIONS

                 (a)  (1)   Minimum Gain Chargeback.  Notwithstanding
     any other   provision  of  this Article 5, if there is a net
     decrease  in  Partnership Minimum Gain during any Partnership Fiscal

     Year or other applicable period, then, subject to the exceptions set forth in Regulations <section> 1.704-2(f)(2),
     (3), (4) and (5), each Partner shall be specially allocated items of Partnership income and gain for such Partnership Fiscal Year (and, if necessary, subsequent Partnership Fiscal Years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined in accordance with Regulations <section> 1.704-2(g). Allocations pursuant to the previous sentence shall be determined in accordance with Regulations <section> 1.704-2(f). This Section 5.2(a)(1) is intended to comply with the minimum gain chargeback requirement in Regulations <section> 1.704-2(f) shall be interpreted consistently therewith.

                      (2)   Partner  Minimum  Gain Chargeback.
     Notwithstanding any other provision of this Article 5 except Section 5.2(a)(1), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Fiscal Year or other applicable period, then, subject to the exceptions set forth in Regulations <section> 1.704-
     2(i)(4), each Partner who has a share of the Partner Minimum
     Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations <section> 1.704-2(i)(5) shall be specially allocated items of Partnership income and gain for such Partnership Fiscal Year (and, if necessary, subsequent Partnership Fiscal Years) in an amount equal to such Partner's share of the net decrease  in  Partner  Minimum  Gain  attributable  to such Partner Nonrecourse Debt, determined in accordance with Regulations <section> 1.704-2(i)(4). Allocations pursuant to the previous sentence  shall  be  made  in  proportion  to  the respective amounts  required  to  be  allocated  to  each
     Partner  pursuant  thereto.   The items to be so allocated shall be
     determined in accordance with Regulations <section> 1.704-2(i)(4). This Section 5.2(a)(2) is intended to comply with the minimum gain chargeback requirement in Regulations <section> 1.704-2(i)(4) and shall be interpreted consistently therewith.

                 (b) Qualified Income Offset. Notwithstanding any provision of this Article 5, except Section 5.2(a), in the event any Partner receives any adjustments, allocations, or distributions described in Regulations <section><section> 1.704-1(b)(2)(ii)(d)(4), (5) or (6), that cause or increase an Adjusted Capital Account Deficit of such Partner, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible. This Section 5.2(b) is intended to comply with the qualified income offset provision of Regulations <section> 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                 (c) No Excess Deficit. To the extent that any Partner has or would have, as a result of an allocation of Loss (or item thereof), an Adjusted Capital Account Deficit, such amount of Loss (or item thereof) shall be allocated to the other Partners in accordance with Section 5.1, but in a manner which will not produce an Adjusted Capital Account Deficit as to such Partner. To the extent such allocation would result in all Partners having Adjusted Capital Account Deficits, such Loss shall be allocated to the General Partner. Any allocations of Loss pursuant to this
Section 5.2(c) shall be reversed with a corresponding amount of Profits in subsequent years.

                 (d) Nonrecourse Deductions. Nonrecourse Deductions for any Partnership Fiscal Year or other applicable period shall be allocated to the Partners pro rata in accordance with their Percentage Interests.

                 (e) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership Fiscal Year or other applicable period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations <section> 1.704-2(i)(1).

                 (f) Code <section> 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code <section> 734(b) or Code <section> 743(b) is required, pursuant to Regulations <section><section> 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

           Each Partner hereby agrees to provide the Partnership with all information necessary to give effect to an election made under Code
<section> 754 if the General Partner  determines  to make such an election.
With respect to such election:

                      (1) Any change in the amount of the depreciation deducted by the partnership and any change in the gain or loss of the Partnership, for federal income tax purposes, resulting from an adjustment pursuant to Section 743(b) or the Code shall be allocated entirely to the transferee of the Partnership Interest or portion thereof so transferred. Neither the capital contribution obligations of, nor the Partnership Interest of, nor the amount of any cash distributions to, the Partners shall be affected as a result of such election, and except as provided in Regulations <section> 1.704-1(b)(2)(iv)(m), the making of such election shall have no effect except for federal and (if applicable) state and local income tax purposes.

                      (2) Solely for federal and (if applicable) state and local income tax purposes and not for the purpose of maintaining the Partners' Capital Accounts (except as provided in Regulations
      Section 1.704-1(b)(2)(iv)(m)), the Partnership shall keep a written record for those assets, the bases of which is adjusted as a result of such election, and the amount at which such assets are carried on such record shall be debited (in the case of an increase in basis) or credited (in the case of a decrease in basis) by the amount of such basis adjustment. Any change in the amount of the depreciation deducted by the Partnership and any change in the gain or loss of the Partnership, for federal and (if applicable) state and local income tax purposes, attributable to the basis adjustment made as a result of such election shall be debited or credited, as the case may be, on such record.

                 (g) Curative Allocations. Any mandatory allocations of items of income, gain, loss or deduction pursuant to Sections 5.2(a), (b),
(c) and (e) above shall be taken into account for the purpose of equitably adjusting subsequent allocations of income, gain, loss or deduction so that the net allocations, in the aggregate, allocated to each Partner pursuant to this Article 5, and the Capital Accounts of each Partner, shall as quickly as possible and to the extent possible, be the same as if no mandatory allocations had been made.

           5.3   OTHER ALLOCATION RULES

                 (a) Pursuant to Regulations <section> 1.752-3(a), for the purpose of determining each Partner's share of excess Nonrecourse Liabilities of the Partnership, and solely for such purpose, each Partner's interest in partnership profits shall equal such Partner's Percentage Interest.

                 (b)  The   allocation   of  Profits  and  Losses  for  any
Partnership Year during which a person acquires a Partnership Interest (other than upon formation of the Partnership), or during which there is a change in the Partners' Percentage Interests, shall take into account the Partners' varying interests for such Partnership Year pursuant to any method permissible under Code <section> 706 that is selected by the General Partner. The method selected by the General Partner shall not apply notwithstanding any agreement between the assignor and assignee of such Partnership Interest although the General Partner may recognize any such agreement.

                 (c)  To    the    extent    permitted    by    Regulations
<section>  1.704-2(h)(3)  and  1.704-2(i)(6),  the  General  Partner  shall endeavor to treat distributions as having been made from the proceeds of Nonrecourse Liabilities or Partner Nonrecourse Debt only to the extent that such distributions would cause or increase a deficit balance in any Partner's Capital Account that exceeds the amount such Partner is otherwise obligated to restore (within the meaning of Regulations
<section>  1.704-1(b)(ii)(c))  as  of the end of the Partnership's  taxable year in which the distribution occurs.

           5.4   ALLOCATIONS FOR TAX PURPOSES

                 (a) Except as otherwise provided in this Section 5.4, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 5.1, 5.2 and 5.3 above.

                 (b) In accordance with Code <section> 704(b) and 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Partnership shall, solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and the initial Gross Asset Value of such property. If the Gross Asset Value of any Partnership property is adjusted as described in the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and the Gross Asset Value of such asset in the manner prescribed under Code <section> 704(b) and 704(c) and the Regulations thereunder. In accordance with the foregoing, the Partnership shall elect to use the "traditional method" set forth in Regulation <section>1.704-3(b) with respect to the properties contributed by or on behalf of the Special Consenting Partners.

           5.5 REVISIONS TO ALLOCATIONS TO REFLECT ISSUANCE OF ADDITIONAL PARTNERSHIP INTERESTS.

           In the event that the Partnership issues Additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to Article IV hereof, the General Partner shall make such revisions to this
Article V as it deems necessary to reflect the terms of the issuance of such Partnership Interests, including any preferential allocations to classes of Partnership Interests that are entitled thereto.

           5.6   DISTRIBUTIONS.   Except  with  respect to a liquidation of
the Partnership pursuant to Article VIII hereof:

                 (a) The General Partner shall cause the Partnership to distribute all or a portion of Net Operating Cash Flow to the Partners from time to time as determined by the General Partner, but in any event not less frequently than quarterly in such amounts as the General Partner shall determine;

                 (b) For each Partnership Fiscal Year, all distributions made pursuant to this Section 5.6 shall be made to the Partners in proportion to their respective Percentage Interests; PROVIDED that the General Partner shall use its best efforts to cause the Partnership to make distributions such that the cumulative distributions per OP Unit shall equal the cumulative distributions per Share; PROVIDED FURTHER that in no event may a Partner receive a distribution of Net Operating Cash Flow with respect to a Partnership Unit if such Partner is entitled to receive a distribution out of such Net Operating Cash Flow with respect to a Share for which such Partnership Unit has been exchanged and such distribution shall be made to the Company; and

                 (c)  Notwithstanding the provisions of Section 5.6 (a) and
(b), the General Partner shall use its best efforts to cause the Partnership to distribute sufficient amounts to enable the General Partner to pay shareholder dividends that will (1) satisfy the requirements for qualification as a REIT under the Code and the Regulations (the "REIT Requirements") and (2) avoid any federal income or excise tax liability of the General Partner.


                             ARTICLE VI

                            TAX MATTERS

           6.1   PREPARATION OF TAX RETURNS

           The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety
(90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

           6.2   TAX ELECTIONS

           Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code; PROVIDED THAT the General Partner shall make the election under Code <section> 754 in accordance with applicable Regulations thereunder. The General Partner shall have the right to seek to revoke any such elections (including, without limitation, the election under Code <section> 754) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

           6.3   TAX MATTERS PARTNER

                 (a)  The   General  Partner  shall  be  the  "tax  matters
partner" of the Partnership for federal income tax purposes within the meaning of Code <section> 6231(a)(7). Pursuant to Code
<section>  6223(c)(3), upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address and profit interest of each of the Limited Partners and the Assignees to the extent that such information is provided to the Partnership by the Limited Partners and the Assignees. The General Partner is authorized to take any action in connection with any tax audit or continuing judicial action as it determines in good faith is in the best interests of the Partners.

                 The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.5 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

                 (b) The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an independent accounting firm or the accountants for the Partnership to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

           6.4   ORGANIZATIONAL EXPENSES

           The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60) month period as provided in Code <section> 709.

           6.5   WITHHOLDING; COMBINED RETURNS

                 (a) Each Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Partner and Assignee any amount of federal, state, local, or foreign taxes that the General Partner reasonably determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Partner or Assignee pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code <section> 1441, 1442, 1445, or 1446. Any amount paid on behalf of or with respect to a Partner or Assignee shall constitute a loan by the Partnership to such Partner or Assignee, which loan shall be repaid through withholding of subsequent distributions to such Partner or Assignee. In the event that a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 6.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the
Partnership as against such defaulting Limited Partner. Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full; and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (i) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in THE WALL STREET JOURNAL or (ii) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (which shall be fifteen (15) days after demand) until such amount is paid in full.

                 (b) The General Partner is authorized, if it determines in good faith that such action is in the interests to both it and the Limited Partners, to negotiate with state and local tax authorities and/or file state and local combined or consolidated income tax returns on behalf of the Partnership and for all of the Partners and Assignees in respect of income of the Partnership. To the extent any payment or accrual of state or local income taxes result in a federal, state or local tax credit to one or more Partners, such credit shall be allocated between the Partners in proportion to their respective average daily Percentage Interests for the Partnership Fiscal Year for which such tax is paid or accrued and the amount allocated to each Partner shall be treated as a distribution to such Partner and shall reduce the amount of available cash otherwise distributable to such Partners under Article 5.


                             ARTICLE VII

      RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER

           7.1 MANAGEMENT. The General Partner shall be responsible for the management of the Partnership's business and affairs. Except as otherwise herein expressly provided, and subject to the limitations contained in Section 7.2 hereof with respect to Major Decisions, the General Partner shall have, and is hereby granted, full and complete power to the fullest extent permissible under the Act, authority and discretion to take such action for and on behalf of the Partnership and in its name as the General Partner shall, in its sole and absolute discretion, deem necessary or appropriate to carry out the purposes for which the Partnership was organized. Except as otherwise expressly provided herein, and subject to Section 7.2 hereof, the General Partner shall have the right, power and authority:

                 (a) To manage, control, invest, lend, reinvest, acquire by purchase, lease or otherwise, sell, contract to purchase or sell, grant, obtain, or exercise options to purchase, options to sell or conversion rights, assign, transfer, convey, deliver, endorse, exchange, pledge, mortgage, abandon, improve, repair, maintain, insure, lease for any term and otherwise deal with any and all property of whatsoever kind and nature, and wheresoever situated, in furtherance of the purposes of the Partnership;

                 (b) To acquire, directly or indirectly, interests in real or personal property of any kind and of any type, and any and all kinds of interests therein, and to determine the manner in which title thereto is to be held; to manage, insure against loss, protect and subdivide any of the real or personal property, interests therein or parts thereof; to improve, develop or redevelop any such real or personal property; to participate in the ownership and development of any property; to dedicate for public use, to vacate any subdivisions or parts thereof, to resubdivide, to contract to sell, to grant options to purchase or lease, to sell on any terms; to convey, to mortgage, pledge or otherwise encumber said property, or any part thereof; to lease said property or any part thereof from time to time, upon any terms and for any period of time, and to renew or extend leases, to amend, change or modify the terms and provisions of any leases and to grant options to lease and options to renew leases and options to purchase; to partition or to exchange said real property, or any part thereof, for other real or personal property; to grant easements or charges of any kind; to release, convey or assign any right, title or interest in or about or easement appurtenant to said property or any part thereof; to construct and reconstruct, remodel, alter, repair, add to or take from buildings on said property; to insure any Person having an interest in or responsibility for the care, management or repair of such property; to direct the trustee of any land trust to mortgage, lease, convey or contract to convey the real estate held in such land trust or to execute and deliver deeds, mortgages, notes, and any and all documents pertaining to the property subject to such land trust or in any matter regarding such trust; to execute assignments of all or any part of the beneficial interest in such land trust;

                 (c) To employ, engage or contract with or dismiss from employment or engagement Persons to the extent deemed necessary by the General Partner for the operation and management of the Partnership business, including but not limited to, contractors, subcontractors, engineers, architects, surveyors, mechanics, consultants, accountants, attorneys, insurance brokers, real estate brokers and others;

                 (d)  To   enter   into   contracts   on   behalf   of  the
Partnership;

                 (e) To borrow or lend money, procure loans and advances from any Person for Partnership purposes, and to apply for and secure, from any Person, credit or accommodations; to contract liabilities and obligations, direct or contingent and of every kind and nature with or without security; and to repay, discharge, settle, adjust, compromise, or liquidate any such loan, advance, credit, obligation or liability;

                 (f) To Pledge, hypothecate, mortgage, assign, deposit, deliver, enter into sale and leaseback arrangements or otherwise give as security or as additional or substitute security, or for sale or other disposition any and all Partnership property, tangible or intangible, including, but not limited to, real estate and beneficial interests in land trusts, and to make substitutions thereof, and to receive any proceeds thereof upon the release or surrender thereof; to sign, execute and deliver any and all assignments, deeds and other contracts and instruments in writing; to authorize, give, make, procure, accept and receive moneys, payments, property, notices, demands, vouchers, receipts, releases, compromises and adjustments; to waive notices, demands, protests and authorize and execute waivers of every kind and nature; to enter into, make, execute, deliver and receive written agreements, undertakings and instruments of every kind and nature; to give oral instructions and make oral agreements; and generally to do any and all other acts and things incidental to any of the foregoing or with reference to any dealings or transactions which any attorney may deem necessary, proper or advisable;

                 (g) To acquire and enter into any contract of insurance which the General Partner deems necessary or appropriate for the protection of the Partnership, for the conservation of the Partnership's assets or for any purpose convenient or beneficial to the Partnership;


                 (h)  To conduct any and all banking transactions on behalf of the Partnership; to adjust and settle checking, savings, and other accounts with such institutions as the General Partner shall deem appropriate; to draw, sign, execute, accept, endorse, guarantee, deliver, receive and pay any checks, drafts, bills of exchange, acceptances, notes, obligations, undertakings and other instruments for or relating to the payment of money in, into, or from any account in the Partnership's name; to execute, procure, consent to and authorize extensions and renewals of the same; to make deposits and withdraw the same and to negotiate or discount commercial paper, acceptances, negotiable instruments, bills of exchange and dollar drafts;

                 (i) To demand, sue for, receive, and otherwise take steps to collect or recover all debts, rents, proceeds, interests, dividends, goods, chattels, income from property, damages and all other property, to which the Partnership may be entitled or which are or may become due the Partnership from any Person; to commence, prosecute or enforce, or to defend, answer or oppose, contest and abandon all legal proceedings in which the Partnership is or may hereafter be interested; and to settle, compromise or submit to arbitration any accounts, debts, claims, disputes and matters which may arise between the Partnership and any other Person and to grant an extension of time for the payment or satisfaction thereof on any terms, with or without security;

                 (j) To make arrangements for financing, including the taking of all action deemed necessary or appropriate by the General Partner to cause any approved loans to be closed;

                 (k) To take all reasonable measures necessary to insure compliance by the Partnership with applicable arrangements, and other contractual obligations and arrangements entered into by the Partnership from time to time in accordance with the provisions of this Agreement, including periodic reports as required to lenders and using all due diligence to insure that the Partnership is in compliance with its contractual obligations;

                 (l)  To maintain the Partnership's books and  records; and

                 (m) To prepare and deliver, or cause to be prepared and delivered by the Accountants, all financial and other reports with respect to the operations of the Partnership, and preparation and filing of all federal and state tax returns and reports.

                 Except as otherwise provided herein, to the extent the duties of the General Partner require expenditures of funds to be paid to third parties, the General Partner shall not have any obligations hereunder except to the extent that Partnership funds are reasonably available to it for the performance of such duties, and nothing herein contained shall be deemed to authorize or require the General Partner, in its capacity as such, to expend its individual funds for payment to third parties or to undertake any individual liability or obligation on behalf of the Partnership.

           7.2   MAJOR  DECISIONS.   The General Partner shall not, without
the prior Consent of the Limited Partners, on behalf of the Partnership, undertake any of the following actions (the "Major Decisions"):

                 (a) Amend, modify or terminate this Agreement other than to reflect the admission of Additional Limited Partners pursuant to Section
4.2 hereof or as otherwise described in Article XIV.

                 (b)  Make   a   general  assignment  for  the  benefit  of
creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership.

                 (c) Take title to any personal or real property, other than in the name of the Partnership or pursuant to Section 7.10 hereof.

                 (d) Institute any proceeding for Bankruptcy on behalf of the Partnership.

                 (e) Act or cause the taking of any action with respect to the following matters:

                      (1)   the   dissolution  and  winding   up   of   the
      Partnership or an election to continue the Partnership or to continue the business of the Partnership;

                      (2) a change in the nature of the business of the Partnership.

           7.3 PROSCRIPTIONS. The General Partner shall not have the authority to:

                 (a) Do any act in contravention of this Agreement or which would make it impossible to carry on the ordinary business of the Partnership;

                 (b) Possess any Partnership property or assign rights in specific Partnership property for other than Partnership purposes; or

                 (c)  Do any act in contravention of applicable law.

Nothing herein contained shall impose any obligation on any Person or firm doing business with the Partnership to inquire as to whether or not the General Partner has properly exercised its authority in executing any contract, lease, mortgage, deed or any other instrument or document on behalf of the Partnership, and any such Third Person shall be fully protected in relying upon such authority.

           7.4 OUTSIDE ACTIVITIES OF GENERAL PARTNER. Without Consent of the Limited Partners, the General Partner shall not, directly or indirectly, enter into or conduct any business other than in connection with the ownership, acquisition and disposition of Partnership Interests as a General Partner or Limited Partner and the management of the business of the Partnership and such activities as are incidental thereto. Without the Consent of the Limited Partners, the assets of the General Partner shall be limited to Partnership Interests and permitted debt obligations of the Partnership, so that Shares and Partnership Units are completely fungible except as otherwise specifically provided herein; PROVIDED, THAT the General Partner shall be permitted to (i) hold such bank accounts or similar instruments or accounts in its own name as it deems necessary to carry out its responsibilities and purposes as contemplated under this
Agreement and its organizational documents; (ii) acquire, directly or through any subsidiary of the General Partner that is a qualified REIT subsidiary within the meaning of <section> 856(i) of the Code, up to a one percent (1%) interest in any partnership or limited liability company at least ninety-nine percent (99%) of the equity of which is owned by the Partnership; and (iii) own all of the equity interest in FLIP/BRE II, Inc., and the property known as 100 Oak Hill Road. The General Partner and any of its Affiliates may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

           7.5   INDEMNIFICATION.

                 (a) The Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, reasonable attorney's fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership or the activities of such Indemnitee acting on behalf of the Partnership, an Affiliate of the Partnership or an entity in which the Partnership holds an interest as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; PROVIDED THAT, the Partnership shall not indemnify an Indemnitee for any such losses, claims, damages, liabilities, expenses, judgments, fines, settlements or other amounts arising out of or resulting from (i) fraud, gross negligence, intentional misconduct by such Indemnitee, or a violation of law by such Indemnitee when the Indemnitee has reasonable cause to believe such action was unlawful; (ii) the violation or breach by such Indemnitee of the provisions of this Agreement or (iii) any transaction from which such Indemnitee received a personal benefit in violation or breach of any provision of this Agreement. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.5(a). The termination of any proceeding by conviction of an Indemnitee or upon a plea of NOLO

CONTENDERE or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.5(a) with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.5 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partners shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.5.

                 (b) Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.5(a) has been met; and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                 (c) The indemnification provided by this Section 7.5 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

                 (d) The Partnership may, but shall not be obligated to, purchase and maintain insurance on behalf of any of the Indemnities and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

                 (e) Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes, penalties, restitutions or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.5.

                 (f) The provisions of this Section 7.5 are for the benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this
Section 7.5 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.5 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

           7.6   LIABILITY OF THE GENERAL PARTNER.

                 (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for any losses, claims, damages, liabilities, expenses, judgments, fines, settlements or other amounts incurred due to acts or omissions of the General Partner, except if such losses, claims, damages, liabilities, expenses, judgments, fines, settlements or other amounts arose out of or resulted from
(i) fraud, gross negligence, intentional misconduct or a knowing violation of law by the General Partner when it had reasonable cause to believe such action giving rise to the violation was unlawful; (ii) the violation or breach by the General Partner of the provisions of this Agreement or
(iii) any transaction in which the General Partner received a personal benefit in violation or breach of any provision of this Agreement.

                 (b) Subject to its obligations and duties as General Partner set forth in Section 7.1 hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any acts or omissions on the part of any agent appointed by it in good faith.

                 (c)  Any amendment, modification or repeal of this Section
7.6 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.6 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                 (d) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the General Partner's stockholders collectively, that the General Partner is under no obligation to consider the separate interest of the Limited Partners (including, without limitation, the tax consequences to Limited Partnerships or Assignees) in deciding whether to cause the Partnerships to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages to the Partnership or any Partner for Losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, so long as the General Partner has acted in good faith.

           7.7   REIMBURSEMENT OF THE GENERAL PARTNER.

                 (a)  No  Compensation.  Except as provided in this Section
7.7 and elsewhere in this Agreement, the General Partner shall not be compensated for its services as general partner to the Partnership.

                 (b) Responsibility for Partnership Expenses. The Partnership shall be responsible for and shall pay all expenses relating to the Partnership's organization, the ownership of its assets and its operations. The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses it incurs relating to the ownership and operation of, or for the benefit of, the Partnership (including, without limitation, expenses related to the management and administration of any subsidiaries of the General Partner or the Partnership or Affiliates of the Partnership such as auditing expenses and filing fees); PROVIDED THAT, the amount of any such reimbursement shall be reduced by (i) any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it as permitted elsewhere in this Agreement and (ii) any amount derived by the General Partner from any investments as permitted elsewhere in this Agreement (including, without limitation, amounts derived from its ownership of those subsidiaries described in Section 7.4) and; PROVIDED FURTHER, that the General Partner shall not be reimbursed for (i) income tax liabilities or (ii) filing or similar fees in connection with maintaining the General Partner's continued corporate existence that are incurred by the General Partner. The General Partner shall determine in good faith the amount of expenses incurred by it related to the ownership and operation of, or for the benefit of, the Partnership. In the event that certain expenses are incurred for the benefit of the Partnership and other entities (including the General Partner), such expenses will be allocated to the Partnership and such other entities in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.5. All payments and reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner.

                 (c) Partnership Interest Issuance Expenses. The General Partner shall also be reimbursed for all expenses it incurs relating to any issuance of Additional Partnership Interests, Shares, debt of the Partnership or the General Partner or rights, options, warrants or convertible or exchangeable securities pursuant to this Agreement (including, without limitation, all costs, expenses, damages and other payments resulting from or arising in connection with litigation related to any of the foregoing), all of which expenses are considered by the Partners to constitute expenses of, and for the benefit of, the Partnership.

                 (d) Purchases of Shares by the General Partner. In the event that the General Partner exercises its obligation under Article XII hereof to purchase Shares or otherwise elects to purchase from its shareholders Shares in connection with a stock repurchase or similar program or for the purpose of delivering such Shares to satisfy an obligation under any dividend reinvestment or stock purchase program adopted by the General Partner, any employee stock purchase plan adopted by the General Partner or any similar obligation or arrangement undertaken by the General Partner in the future, the purchase price paid by the General Partner for such Shares and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursable to the General Partner, subject to the conditions that: (i) if such Shares subsequently are to be sold by the General Partner, the General Partner pays to the Partnership any proceeds received by the General Partner for such Shares (PROVIDED THAT a transfer of Shares for Partnership Units pursuant to Section 12.5 hereof would not be considered a sale for such purposes); and (ii) if such Shares are not retransferred by the General Partner within thirty (30) days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of Partnership Units of the appropriate class (rounded to the nearest whole Partnership Unit) held by the General Partner equal to the product attained by multiplying the number of such Shares by a fraction, the numerator of which is one and the denominator of which is the Conversion Factor.

                 (e) Reimbursement not a Distribution. If and to the extent any reimbursement made pursuant to this Section 7.7 is determined for federal income tax purposes not to constitute a payment of expenses of the Partnership, the amount so determined shall constitute a guaranteed payment with respect to capital within the meaning of Section 707(c) of the Code, shall be treated consistently therewith by the Partnership and all Partners and shall not be treated as a distribution for purposes of computing the Partners' Capital Accounts.

           7.8 REIT QUALIFICATION OF THE GENERAL PARTNER. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to avoid the General Partner incurring any taxes under Code <section> 857 or 4981, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners. Nothing, however, in this Agreement shall be deemed to give rise to any liability on the part of the Limited Partners for the General Partner's failure to qualify or continue to qualify as a REIT or failure to avoid incurring any taxes under the foregoing Sections of the Code, or to give rise to any liability of the General Partner for such failure so to qualify.

           7.9   EMPLOYMENT OR RETENTION OF AFFILIATES.

                 (a) Any Affiliate of the General Partner may be employed or retained by the Partnership and may otherwise deal with the Partnership (whether as a buyer, lessor, lessee, manager, furnisher of goods or services, broker, agent, lender or otherwise) and may receive from the Partnership any compensation, price, or other payment therefor which the General Partner determines to be fair and reasonable.

                 (b) The Partnership may lend or contribute to its subsidiaries or other Persons in which it has an equity investment, and such Persons may borrow funds from he Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any subsidiary or any other Person.

                 (c) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as the General Partner deems are consistent with this Agreement and applicable law.

                 (d) Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are on terms that are fair and reasonable to the Partnership.

           7.10 TITLE TO PARTNERSHIP ASSETS. Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner, or such nominee or Affiliate for the use and benefit of the Partnership in accordance with the provisions of this Agreement; PROVIDED THAT, the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held

           7.11  OTHER MATTERS CONCERNING THE GENERAL PARTNER.

                 (a) The General Partner shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

                 (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be with such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

                 (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorney-in-fact.

Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

           7.12 ORIGINAL PROPERTIES. The General Partner shall use all commercially reasonable efforts in disposing of any of the Original Properties to structure such transaction as one or more Section 1031 Exchanges.


                             ARTICLE VIII

              DISSOLUTION, LIQUIDATION AND WINDING-UP

           8.1 DISSOLUTION. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("LIQUIDATING EVENTS"):

                 (a) an event of withdrawal of the last remaining General Partner, as defined in the Act, unless within ninety (90) days following such event of withdrawal, the remaining Partners representing a majority of the Partnership Units held by such remaining Partners (the "CONSENTING PARTNERS") (i) agree in writing to continue the Partnership and designate a successor General Partner whose Partnership Interest in the Partnership shall be derived, on an equitable basis, from the Partnership Interests of all remaining Partners on terms to be determined by the Consenting Partners and (ii) provide written notice of such agreement and designation to all other Partners;

                 (b) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

                 (c) the sale or other disposition of all or substantially all of the assets and properties of the Partnership;

                 (d)  the exchange of all Limited Partnership Interests; or

                 (e)  the  election  by  the  General   Partner   that  the
Partnership should be dissolved (in accordance with Section 7.2(e)(1).

           8.2 DISTRIBUTION ON DISSOLUTION. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The Liquidating Trustee shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

                 (a) Payment of creditors of the Partnership (other than Partners) in the order of priority as provided by law;

                 (b) Establishment of reserves as provided by the General Partner to provide for contingent liabilities, if any;

                 (c) Payment of debts of the Partnership to Partners, if any, in the order of priority provided by law;

                 (d) To the Partners in accordance with the positive balances in their Capital Accounts (after giving effect to all contributions, distributions and allocations for all periods pursuant to this Section 8.2(d) hereof).

Whenever the Liquidating Trustee reasonably determines that any reserves established pursuant to paragraph (b) above are in excess of the reasonable requirements of the Partnership, the amount determined to be excess shall be distributed to the Partners in accordance with the above provisions.

           8.3 SALE OF PARTNERSHIP ASSETS. In the event of the liquidation of the Partnership in accordance with the terms of this Agreement, the Liquidating Trustee may sell Partnership property; PROVIDED, HOWEVER, all sales, leases, encumbrances or transfers of Partnership assets shall be made by the Liquidating Trustee solely on an "arm's-length" basis, at the best price and on the best terms and conditions as the Liquidating Trustee in good faith believes are reasonably available at the time and under the circumstances and on a non-recourse basis to the Limited Partners. The liquidation of the Partnership shall not be deemed finally terminated until the Partnership shall have received cash payments in full with respect to obligations such as notes, purchase money mortgages, installment sale contracts or other similar receivables received by the Partnership in connection with the sale of Partnership assets and all obligations of the Partnership have been satisfied or assumed by the General Partner. The Liquidating Trustee shall continue to act to enforce all of the rights of the Partnership pursuant to any such obligations until paid in full.

           8.4 DISTRIBUTIONS IN KIND. In the event that it becomes necessary to make a distribution of Partnership property in kind, the General Partner may, with the Consent of the Limited Partners, transfer and convey such property to the distributees as tenants in common, subject to any liabilities attached thereto, so as to vest in them undivided interests in the whole of such property in proportion to their respective rights to share in the proceeds of the sale of such property (other than as a creditor) in accordance with the provisions of Section 8.2 hereof.

           8.5 DOCUMENTATION OF LIQUIDATION. Upon the completion of the dissolution and liquidation of the Partnership, the Partnership shall terminate and the Liquidating Trustee shall have the authority to execute and record any and all documents or instruments required to effect the dissolution, liquidation and termination of the Partnership.

           8.6 LIABILITY OF THE LIQUIDATING TRUSTEE. The Liquidating Trustee shall be indemnified and held harmless by the Partnership from and against any and all claims, demands, liabilities, costs, damages and causes of action of any nature whatsoever arising out of or incidental to the Liquidating Trustee' s taking of any action authorized under or within the scope of this Agreement; PROVIDED, HOWEVER, that the Liquidating Trustee shall not be entitled to indemnification, and shall not be held harmless, where the claim, demand, liability, cost, damage or cause of action at issue arose out of:

                 (a)  A   matter  entirely  unrelated  to  the  Liquidating
Trustee's action or conduct  pursuant  to the provisions of this Agreement;
or

                 (b)  The   proven  misconduct   or   negligence   of   the
Liquidating Trustee.

           8.7 ACCOUNTING. In the event of the dissolution, liquidating and winding-up of the Partnership, a proper accounting (which shall be certified) shall be made of the Capital Account of each Partner and of the Profits or Losses of the Partnership from the date of the last previous accounting to the date of dissolution. Financial statements presenting such accounting shall include a report of a certified public accountant selected by the Liquidating Trustee.

           8.8 NEGATIVE CAPITAL ACCOUNTS. No Partner shall be liable to the Partnership or to any other Partner for any deficit or negative balance which may exist in such Partner's Capital Account, whether such negative Capital Account results from the allocation of Losses or other items of deduction and loss to such Partner or from distribution to such Partner.

           8.9 RIGHTS OF PARTNERS. Except as otherwise provided in this Agreement, each Partner shall look solely to the assets of the Partnership for the return of such Partner's Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Partner shall have priority over any other Partner as to the return of his Capital Contributions, distributions, or allocations.

           8.10 NOTICE OF DISSOLUTION. In the event a Liquidating Event occurs or an event occurs that would result in a dissolution of the Partnership, the General Partner shall, within 30 days thereafter, provide written notice thereof to each of the Partners.

           8.11 TERMINATION OF PARTNERSHIP AND CANCELLATION OF CERTIFICATE OF LIMITED PARTNERSHIP. Upon the completion of the liquidation of the Partnership and the distribution of all cash and property as provided in
Section 8.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in any jurisdiction other than the State of Delaware shall be cancelled and such other actions as may be necessary to terminate the Partnership shall be taken.

           8.12 WAIVER OF PARTITION. Each Partner hereby waives any right to partition of the Partnership property.


                             ARTICLE IX

                 TRANSFER OF PARTNERSHIP INTERESTS

           9.1   GENERAL.

                 (a) The term "transfer," when used in this Article IX with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article IX does not include any redemption of Partnership Units by the Partnership from a Limited Partner or acquisition of Partnership Units from a Limited Partner by the General Partner pursuant to the Conversion Rights.

                 (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article IX. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article IX shall be null and void.

           9.2   GENERAL PARTNER TRANSFER.

                 (a) The General Partner shall not withdraw from the Partnership and shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of its interest in the Partnership without the Consent of the Limited Partners, which shall not be unreasonably withheld.

                 (b) Except for the merger with Fairlawn Industrial Park, Inc. effected on the Closing Date, the General Partner shall not engage in any merger, consolidation or other combination with or into another Person, or sale of all or substantially all of its assets, or any reclassification, or recapitalization or change of outstanding Shares (other than a reincorporation, a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of "Conversion Factor," which require no Consent of the Limited Partners under this Agreement) ("Transaction"), unless the Transaction either:

                 (i) includes a merger of the Partnership or sale of substantially all of the assets of the Partnership, as a result of which all Limited Partners will receive for each Partnership Unit an amount of cash, securities, or other property equal to the product of the Conversion Factor and the greatest amount of cash, securities or other property paid to a holder of one Share in consideration of one Share at any time during the period from and after the date on which the Transaction is consummated, PROVIDED THAT if, in connection with the Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of more than fifty percent (50%) of the outstanding Shares, the holders of Partnership Units shall receive the greatest amount of cash, securities, or other property which a Limited Partner would have received had it exercised the Conversion Right and received Shares in exchange for all of its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer; or

                 (ii) provides that the Partnership shall continue as a separate entity and grants to the Limited Partners exchange rights with respect to the ownership interests in the new entity that are substantially equivalent to the Conversion Rights provided for in
      Section 12.1.

                 (c) Upon any transfer of a Partnership Interest in accordance with the provisions of this Section 9.2, the successor General Partner shall become vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner, once such successor has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such successor to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any transfer otherwise permitted hereunder that the successor assumes by operation of law or express agreement all of the obligations of the transferor General Partner under this Agreement with respect to such transferred Partnership Interest.

                 (d) In the event the General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or dissolves, terminates or upon the Bankruptcy of the General Partner, a Majority-In-Interest of the Limited Partners may elect to continue the Partnership business by selecting a successor general partner.

           9.3   TRANSFERS BY LIMITED PARTNERS.

                 (a)  No   Limited  Partner  shall  sell,  assign,  pledge,
encumber, or otherwise dispose of all or any portion of its Partnership Interest to any transferee without the consent of the General Partner, which consent shall not be unreasonably withheld; PROVIDED, HOWEVER, that each Limited Partner may at any time, without the consent of the General Partner, transfer all or a portion of its Partnership Interest to an Affiliate of such Limited Partner, subject to the provisions of this
Section 9.3 and Section 9.6 hereof.

                 (b)  Nothing  herein shall preclude a Limited Partner from
transferring  its  Limited  Partnership   Interest  upon  exercise  of  its
Conversion Rights under Article XII hereof.

                 (c) It is a condition to any transfer otherwise permitted hereunder that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such transferred Partnership Interest and no such transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the General Partner, in its reasonable discretion. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder.

                 (d) If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

           9.4   SUBSTITUTED LIMITED PARTNERS.

                 (a) A Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place without the consent of the General Partner in cases of transfer of all or a portion of its Partnership Interest to an Affiliate of such Limited Partner, subject to the provisions of Section 9.6. In all other situations, the General Partner shall have the right to consent to the admission of a transferee of the interest of a Limited Partner as a Substituted Limited Partner, which consent shall not be unreasonably withheld, subject to the provisions of Section 9.6.

                 (b) A transferee who has been admitted as a Substituted Limited Partner shall have all the rights and powers, including rights with respect to the Conversion Rights, of the transferor Limited Partner, and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement; PROVIDED, HOWEVER, that notwithstanding the foregoing, any transferee shall be subject to any and all ownership limitations contained in the Charter.

                 (c) Unless admitted as a Substituted Limited Partner, no transferee of a Partnership Interest pursuant to this Section 9.4, whether by a voluntary transfer, by operation of law or otherwise, shall have rights hereunder, other than to receive such portion of the distributions made by the Partnership as are allocable to the Percentage Interest transferred.

           9.5 ASSIGNEES. If the General Partner does not consent to the admission of any permitted transferee as a Substituted Limited Partner, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive, distributions from the Partnership and the share of Profits, Losses, and any other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote, such Partnership Units continuing to be voted by the Partner appearing in the records of the Partnership as owning the same. In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article IX to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

           9.6 RESTRICTIONS ON TRANSFER. In addition to any other restrictions on transfer herein contained, in no event may any transfer or assignment of a Partnership Interest by any Partner be made (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of any provision of any mortgage or trust deed (or the note or bond secured thereby) constituting a Lien against a Property or any part thereof, or other instrument, document or agreement to which the Partnership or any Property is a party or otherwise bound; (iii) in violation of applicable law; (iv) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a
Partnership Interest; (v) in the event such transfer would immediately or with the passage of time cause the Company to fail to comply with the REIT Requirements, such determination to be made assuming that the Company does comply with the REIT Requirements immediately prior to the proposed transfer; (vi) if such transfer would cause a termination of the Partnership for federal income tax purposes; (vii) if such transfer would, in the opinion of counsel to the Partnership, cause the Partnership to cease to be classified as a partnership, or to be classified as a "publicly traded partnership," for federal income tax purposes; (viii) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(e) of the Code); (ix) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the underlying assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.3-101 or (x) if such transfer would, in the opinion of counsel to the Partnership, violate the Securities Act or applicable state blue sky laws.

                            ARTICLE X

                       ADMISSION OF PARTNERS

           10.1 ADMISSION OF SUCCESSOR GENERAL PARTNER. A successor to all of the General Partner Interest pursuant to Section 9.2 hereof shall be admitted to the Partnership as the General Partner, effective as of the date of such transfer. The successor General Partner shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring Partner(s) and such successor as provided in Section 5.1(g).

           10.2  ADMISSION OF SUBSTITUTED OR ADDITIONAL LIMITED PARTNERS.

                 (a) An Additional Limited Partner shall be admitted only upon furnishing to the General Partner (i) a written agreement of acceptance in form satisfactory to the General Partner accepting all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and the Registration Rights Agreement; and (ii) such other documents or instruments as may be required in the sole discretion of the General Partner in order to effect such Person's admission as a Substituted or Additional Limited Partner.

                 (b) The admission of any Person as a Substituted or Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded in the books and records of the
Partnership,   following  the  consent  of  the  General  Partner  to  such admission.

                 (c) If any Substituted or Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Profits, Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees in accordance with Section 5.1.

           10.3 AMENDMENT OF AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP. The General Partner shall take all steps necessary and appropriate under the Act to amend the books and records of the Partnership and to prepare as soon as practical an amendment of this Agreement (including an amendment of EXHIBIT A) to reflect the admission to the

Partnership of any Partner and any corresponding changes in the Percentage Interests of the Partners, and, if required by law, shall prepare and file an amendment to the Certificate and may for the purposes of amending the Certificate exercise the power of attorney granted pursuant to Section 2.4 hereof. The General Partner shall promptly deliver a copy of any amendments to this Agreement or the Certificate to each Limited Partner.


                            ARTICLE XI

          RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

           11.1 NO PARTICIPATION IN MANAGEMENT. Except as expressly permitted hereunder, the Limited Partners shall not take part in the management of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership.

           11.2 BANKRUPTCY OF A LIMITED PARTNER. The Bankruptcy of any Limited Partner shall not cause a dissolution of the Partnership, but the rights of such Limited Partner to share in the Profits or Losses of the Partnership and to receive distributions of Partnership funds shall, on the happening of such event, devolve on its successors or assigns, subject to the terms and conditions of this Agreement, and the Partnership shall continue as a limited partnership. However, in no event shall such assignee(s) become a Substituted Limited Partner.

           11.3  NO  WITHDRAWAL.   No Limited Partner may withdraw from the
Partnership without the prior written consent of the General Partner, other than as expressly provided in this Agreement.

           11.4 DUTIES AND CONFLICTS. The General Partner recognizes that the Limited Partners and their Affiliates have or may have other business interests, activities and investments, some of which may be in conflict or competition with the business of the Partnership, and that, such persons are entitled to carry on such other business interests, activities and investments. The Limited Partners and their Affiliates may engage in or possess an interest in any other business or venture of any kind, independently or with others, on their own behalf or on behalf of other entities with which they are affiliated or associated, and such persons may engage in any activities, whether or not competitive with the Partnership, without any obligation to offer any interest in such activities to the Partnership or to any Partner. Neither the Partnership nor any Partner shall have any right, by virtue of this Agreement, in or to such activities, or the income or profits derived therefrom, and the pursuit of such activities, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper.

           11.5 CONSENT OF CERTAIN LIMITED PARTNERS. At any time during the 7 year period following the Closing Date, the Partnership may not sell or otherwise dispose of a Designated Property or a Successor Designated Property (as hereinafter defined) in a transaction that causes gain recognition under Sections 704(c) or 752 (or any other section) of the Code for the Special Consenting Partners without the consent of the Special
Consenting Partners. For purposes of this Section 11.5, the term "Successor Designated Property" means a property acquired by the Partnership upon the disposition of a Designated Property in a Section 1031 like kind exchange or any other exchange transaction that does not result in gain recognition. The provisions of this Section 11.5 shall not be applicable with respect to any Special Consenting Partner if at any time such Special Consenting Partner beneficially owns fewer than 30% of the number of Partnership Units beneficially owned by such Special Consenting Partner on the Closing Date.


                            ARTICLE XII

                         CONVERSION RIGHT

           12.1 GRANT OF RIGHTS. The General Partner does hereby grant to each of the Limited Partners and the Limited Partners do hereby accept the right, but not the obligation (hereinafter such right sometimes referred to as the "Rights" or "Conversion Rights"), to convert all or any portion of their Partnership Interests into Shares or cash, as selected by the General Partner, at any time or from time to time, on the terms and subject to the conditions and restrictions contained in this Article XII. In the event the General Partner elects to cause the Offered Units to be converted into Shares, upon the closing of the acquisition of the Offered Units, the General Partner shall become the owner of such Offered Units and be a Substituted Limited Partner pursuant to Section 9.4 hereof. In the event the General Partner elects to cause the Offered Units to be converted into cash, upon the closing of the acquisition of the Offered Units, the General Partner shall effect such conversion by causing the Partnership to redeem the Offered Units for cash.

           12.2 DELIVERY OF EXERCISE NOTICES. The Conversion Rights granted hereunder may be exercised by any one or more of the Limited Partners ("Exercising Partners"), on the terms and subject to the conditions and restrictions contained in this Article XII, upon delivery to the General Partner of a Exercise Notice (the "Exercise Notice") in the form of EXHIBIT B, which notice shall specify the number of OP Units to be sold by such Limited Partner (the "Offered Units"). Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the General Partner or the Partnership of the purchase price in Shares or cash (the "Purchase Price") in respect of such Partnership Interests in accordance with the terms hereof.

           12.3 LIMITATION ON DELIVERY OF EXERCISE NOTICES. The ability of Limited Partners to exercise Conversion Rights shall be restricted so that only one (1) Exercise Notice may be delivered to the General Partner during each calendar quarter period; PROVIDED, HOWEVER, such Exercise Notice may be delivered by or on behalf of one or more Exercising Parties.

           12.4 LIMITATION ON EXERCISE OF CONVERSION RIGHTS. Conversion Rights may be exercised at any time and from time to time, subject to the limitation contained in Section 12.3 above and as provided herein. To the extent that the delivery of Shares to an Exercising Partner would violate

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the ownership limitations set forth in the Charter (the "Ownership Limit"), including without limitation the restrictions set forth in Section 6.2.1 of the Charter, the General Partner shall not deliver Shares to such Exercising Partner but may, in its sole and absolute discretion, elect to either (i) pay the Purchase Price to the Exercising Partner in cash, or
(ii) refuse, in whole or in part, to accept the Exercise Notice. A Limited Partner may not exercise the Conversion Right for less than 1,000 Partnership Units, or, if such Limited Partner holds less than 1,000 Partnership Units, all of the Partnership Units held by such Partner.

           12.5 PURCHASE PRICE UPON CONVERSION. If the General Partner elects to pay the Purchase Price in Shares, then the General Partner shall acquire the Offered Units in exchange for that number of Shares equal to the number of Offered Units multiplied by the Conversion Factor. If the General Partner elects to cause the Purchase Price to be paid in cash, then the Partnership shall acquire the Offered Units in exchange for that amount of cash equal to such number of Offered Units multiplied by the Adjusted Current Per Share Market Price as of the date of the Exercise Notice.

           12.6 CLOSING; DELIVERY OF ELECTION NOTICE. The closing of the acquisition of Offered Units shall, unless otherwise mutually agreed, be held at the principal offices of the General Partner, on the date agreed to by the General Partner and the Exercising Partners, which date shall be as soon as practicable but in no event be later than the date which is the later of (i) twenty (20) days after the date of the Exercise Notice and
(ii) the expiration or termination of the waiting period applicable to each Exercising Partner, if any, under the Hart-Scott Act. Notwithstanding the foregoing, in the event that the General Partner elects to cause the Purchase Price to be paid in cash because payment in Shares would violate the Ownership Limit, then the General Partner shall have up to one hundred eighty (180) days after the date of the Exercise Notice to close the acquisition of the Offered Units; PROVIDED THAT after twenty (20) days, interest shall be paid on the Purchase Price at the prime rate as reported in the WALL STREET JOURNAL.

           12.7 CLOSING DELIVERIES. At the closing of the acquisition of Offered Units, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment to transfer and vest ownership of the Offered Units in the General Partner or the Partnership, as the case may be, and by the delivery of (i) representations and warranties of (A) the Exercising Partner with respect to its due authority to sell all of the right, title and interest in and to such Offered Units to the General Partner or the Partnership, as the case may be, and with respect to the status of the Offered Unit being sold, free and clear of all Liens, and (B) the General Partner with respect to its due authority to acquire such Offered Units for Shares or to cause the Partnership to redeem such Offered Units for cash; and (ii) to the extent that any Shares are issued in payment of the Purchase Price or any portion thereof, (A) an opinion of counsel for the General Partner, reasonably satisfactory to the Exercising Partners, to the effect that such Shares have been duly authorized, are validly issued, fully paid and non-assessable, and (B) a stock certificate or certificates evidencing the Shares to be issued and registered in the name of the Exercising Partner or its designee.

           12.8  COVENANTS  OF  THE  GENERAL  PARTNER.   To  facilitate the
General Partner's ability to fully perform its obligations hereunder, the General Partner covenants and agrees as follows:

                 (a) At all times during the pendency of the Conversion Rights, the General Partner shall reserve for issuance such number of Shares as may be necessary to enable the General Partner to issue such Shares in full payment of the Purchase Price in regard to all Limited Partners' Partnership Interests which are from time to time outstanding.

                 (b) As long as the General Partner shall be obligated to file periodic reports under the Exchange Act, the General Partner will timely file such reports in such manner as shall enable any recipient of Shares issued to Limited Partners hereunder in reliance upon an exemption from registration under the Securities Act to continue to be eligible to utilize Rule 144 promulgated by the SEC pursuant to the Securities Act, or any successor rule or regulation or statute thereunder, for the resale thereof.

                 (c) During the pendency of the Conversion Rights, the Limited Partners shall receive in a timely manner all reports filed by the General Partner with the SEC and all other communications transmitted from time to time by the General Partner to the owners of its Shares.

                 (d) The General Partner shall, within five days after request by a Limited Partner, notify such Limited Partner of the then current Conversion Factor.

           12.9 LIMITED PARTNERS' COVENANT. Each Limited Partner covenants and agrees with the General Partner that all Offered Units tendered to the General Partner or the Partnership, as the case may be, in accordance with the exercise of Rights herein provided shall be delivered free and clear of all Liens and should any Liens exist or arise with respect to such Offered Units, the General Partner or the Partnership, as the case may be, shall be under no obligation to acquire or redeem the same. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Offered Units to the General Partner, the Partnership or their respective designees, such Limited Partner shall assume and pay such transfer tax.


                            ARTICLE XIII

              BOOKS, RECORDS, ACCOUNTING AND REPORTS

           13.1  RECORDS AND ACCOUNTING.

                 (a) The General Partner, at the cost and expense of the Partnership, shall keep or cause to be kept at the principal executive office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 13.2 hereof. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with GAAP, or on such other basis as the General Partner determines to be necessary or appropriate.

                 (b) All books and records of the Partnership shall be open to inspection by any Limited Partner or duly authorized representative of such Limited Partner on reasonable notice at any reasonable time during business hours, for any purpose reasonably related to the Limited Partner's interest as a Limited Partner, and such Limited Partner or its representative at its expense shall have the further right to make copies or excerpts therefrom.

           13.2  REPORTS.

                 (a) As soon as practicable after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year, presented in accordance with GAAP, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

                 (b) As soon as practicable after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the General Partner, if such statements are prepared solely on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

           13.3  BANK ACCOUNTS.

                 (a) All funds of the Partnership not otherwise invested shall be deposited in one or more accounts maintained in such banking or brokerage institutions as the General Partner shall determine, and withdrawals shall be made only on such signature or signatures as the General Partner may, from time to time, determine.

                 (b) All deposits and other funds not needed in the operation of the business of the Partnership may be invested by the General Partner in investment grade instruments (or investment companies whose portfolio consists primarily thereof), government obligations, certificates of deposit, bankers' acceptances and municipal notes and bonds. The funds of the Partnership shall not be commingled with the funds of any other Person except for such commingling as may necessarily result from an investment in those investment companies permitted by this Section 13.3
(b).


                            ARTICLE XIV

                AMENDMENT OF PARTNERSHIP AGREEMENT

           14.1  GENERAL.   This Agreement may not be amended  without  the
approval of the General Partner and by the Consent of the Limited Partners, except as provided below in this Article XIV.

           14.2 AMENDMENT WITHOUT CONSENT. Notwithstanding Section 14.1, the General Partner shall have the power, without the Consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                 (a) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                 (b) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                 (c)  to  set   forth   the  rights,  powers,  duties,  and
preferences of the holders of any Additional Partnership Interests issued pursuant to Section 4.2 hereof;

                 (d) to reflect a change that does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions; and

                 (e) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law. The General Partner will provide notice to the Limited Partners promptly after any action under this Section 14.2(e) is taken.

           14.3 SPECIAL CONSENT RIGHTS. Notwithstanding Section 14.1 hereof, this Agreement shall not be amended without the consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner's interest;
(ii) modify the limited liability of a Limited Partner; (iii) alter rights of the Partners to receive allocations and distributions pursuant to Articles V or VIII hereof (except as permitted pursuant to Section 4.2 and

Section 14.2(c)  hereof);  (iv)  alter  or  modify  the Rights set forth in
Article XII hereof, (v) alter or modify the rights set forth in Article XV hereof; (vi) cause a termination of the Partnership prior to the time set forth in Section 8.1; (vii) alter or modify Section 11.5; or (viii) amend this Section 14.3.


                            ARTICLE XV

                        REGISTRATION RIGHTS

           15.1 SHELF REGISTRATION UNDER THE SECURITIES ACT. (a) Filing of Shelf Registration Statement. Within 24 months following the Closing Date, the Company shall cause to be filed a Shelf Registration Statement providing for the sale by the Limited Partners of all of the Registrable Securities in accordance with the terms hereof and will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable. The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until such time as the aggregate number of OP Units and Registrable Securities outstanding is less than 10% of the aggregate number of OP Units outstanding on the Closing Date and, subject to Section 15.2(b) and Section 15.2(i), further agrees to supplement or amend the Shelf Registration Statement, if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for Shelf Registration. Each Limited Partner who sells Shares as part of the Shelf Registration shall be deemed to have agreed to all of the terms and conditions of this Article XV and to have agreed to perform any and all obligations of a Limited Partner hereunder.

                 (b)  Expenses.   The  Company  shall  pay all Registration
Expenses in connection with the registration pursuant to Section 15.1(a). Each Limited Partner shall pay all underwriting discounts and commissions, brokerage or dealer fees, the fees and disbursements of counsel, accountants or other representatives of such Limited Partner and transfer taxes, if any, relating to the sale or disposition of such Limited Partner's Registrable Securities pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act.

                 (c) Inclusion in Shelf Registration Statement. Not later than 30 days prior to filing the Shelf Registration Statement with the SEC, the Company shall notify each Limited Partner of its intention to make such filing and request advice from each Limited Partner as to whether such Limited Partner desires to have Registrable Securities held by it or which it is entitled to receive not later than the last day of the first Sale Period occurring in whole or in part after the date of such notice included in the Shelf Registration Statement at such time. Any Limited Partner who does not provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such notice, but in no event later than 20 days thereafter, shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement at the time it becomes effective, but shall have the right thereafter to deliver to the Company a Registration Notice as contemplated by Section 15.2(b). The provisions of this Article XV, and the obligations of the Company hereunder, apply only to those Limited Partners who were Limited Partners as of the Closing Date, and their permitted transferees and assignees.

           15.2  REGISTRATION   PROCEDURES.    In   connection   with   the
obligations of the Company with respect to the Shelf Registration Statement pursuant to Section 15.1 hereof, the Company shall:

                 (a) prepare and file with the SEC, within the time period set forth in Section 15.1(a) hereof, a Shelf Registration Statement, which Shelf Registration Statement (i) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the selling Limited Partners thereof and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

                 (b)  subject to the last three sentences  of  this Section
15.2(b) and to Section 15.2(i) hereof, (i) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective for the applicable period; (ii) cause each Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond promptly to any comments received from the SEC with respect to the Shelf Registration Statement, or any amendment, post-effective amendment or supplement relating thereto; and
(iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the selling Limited Partners thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i),
(ii) or (iii) above with respect to each particular Limited Partner holding Registrable Securities unless and until the Company has received either a written notice (a "Registration Notice") from a Limited Partner that such Limited Partner intends to make offers or sales under the Shelf Registration Statement as specified in such Registration Notice or a written response from such Limited Partner of the type contemplated by
Section 15.1(c); provided, however, that the Company shall have 7 business days to prepare and file any such amendment or supplement after receipt of a Registration Notice. Offers or sales under the Shelf Registration Statement may be made only during a Sale Period. Such Limited Partner also shall notify the Company in writing upon completion of such offer or sale or at such time as such Limited Partner no longer intends to make offers or sales under the Shelf Registration Statement;

                 (c) furnish to each Limited Partner holding Registrable Securities that has delivered a Registration Notice to the Company, without charge, as many copies of each applicable Prospectus, including each preliminary Prospectus and any amendment or supplement thereto, and such other documents as such Limited Partner may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of such Prospectus, including each preliminary Prospectus, by each such Limited Partner in connection with the offering and sale of the Registrable Securities covered by such Prospectus or the preliminary Prospectus;

                 (d) use its reasonable best efforts to register or qualify the Registrable Securities by the time the Shelf Registration Statement is declared effective by the SEC under all applicable state securities or "blue sky" laws of such jurisdictions as any Limited Partner holding Registrable Securities covered by the Shelf Registration Statement shall reasonably request in writing, keep each such registration or qualification effective during the period the Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by a Limited Partner that has delivered a Registration Notice to the Company, whichever is shorter, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Limited Partner to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Limited Partner; provided, however, that the Company shall not be required (i) to qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not be required so to qualify or register but for this Section 15.2(d), (ii) to subject itself to taxation in any such jurisdiction or (iii) to submit to the general service of process in any such jurisdiction;

                 (e) notify each Limited Partner when the Shelf Registration Statement has become effective and notify each Limited Partner holding Registrable Securities that has delivered a Registration Notice to the Company promptly and, if requested by such Limited Partner, confirm such advice in writing (i) when any post-effective amendments and supplements to the Shelf Registration Statement become effective, (ii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, (iii) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (iv) of the happening of any event during the period the Shelf Registration Statement is effective as a result of which the Shelf Registration Statement or a related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading;

                 (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible moment;

                 (g) furnish to each Limited Partner holding Registrable Securities that has delivered a Registration Notice to the Company, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                 (h) cooperate with the selling Limited Partners holding Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the selling Limited Partners may reasonably request at least two business days prior to any sale of Registrable Securities;

                 (i) subject to the last three sentences of Section 15.2(b) hereof, upon the occurrence of any event contemplated by Section 15.2(e)(iv) hereof, use its reasonable best efforts promptly to prepare and file a supplement or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement or a related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (j) a reasonable time prior to the filing of any Prospectus, any amendment to the Shelf Registration Statement or amendment or supplement to a Prospectus, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Limited Partners holding Registrable Securities that have provided a Registration Notice to the Company;

                 (k) use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

                 (l) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

                 (m) use its reasonable best efforts to cause the Registrable Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable Limited Partners that have delivered Registration Notices to the Company to consummate the disposition of such Registrable Securities.

                 The Company may require each Limited Partner holding Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Limited Partner as the Company may from time to time reasonably request in writing.

                 In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to
Section 15.1 hereof and this Section 15.2, each Limited Partner agrees that
(i) it will not offer or sell its Registrable Securities under the Shelf Registration Statement until (A) it has either (1) provided a Registration Notice pursuant to Section 15.2(b) hereof or (2) had Registrable Securities included in the Shelf Registration Statement at the time it became effective pursuant to Section 15.1(c) hereof and (B) it has received copies of the supplemented or amended Prospectus contemplated by Section 15.2(b) hereof and receives notice that any post-effective amendment has become effective; (ii) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 15.2(b)(iv) hereof, such Limited Partner will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Limited Partner receives copies of the supplemented or amended Prospectus contemplated by Section 15.2(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Limited Partner will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Limited Partner's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and (iii) all offers and sales under the Shelf Registration Statement shall be completed within forty-five (45) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such forty-five (45) day period the Limited Partner will not offer or sell its Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clause (i)(B) above, except that if the applicable Registration Notice was delivered to the Company at a time which was not part of a Sale Period, such forty-five
(45) day period shall be the next succeeding Sale Period.

           15.3 RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each Limited Partner agrees with the Company that:

                 (a)  If the Board of Directors of the  Company  determines in its good faith judgment that the filing of the Shelf Registration Statement under Section 15.1 hereof or the use of any Prospectus would materially impede, delay or interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries, or require the disclosure of important information which the Company has a bona fide business purpose for preserving as confidential or the disclosure of which would impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of the Limited Partners to offer, sell or distribute any Registrable Securities pursuant to the Shelf Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to the Shelf Registration Statement (including any action contemplated by Section 15.2 hereof) will be suspended until the date upon which the Company notifies the Limited Partners in writing that suspension of such rights for the grounds set forth in this Section 15.3(a) is no longer necessary, but no such period shall extend for longer than 90 days.

                 (b) In the case of the registration of any underwritten equity offering proposed by the Company (other than any registration by the Company on Form S-8, or a successor or substantially similar form, of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan), each Limited Partner agrees, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any offer, sale or distribution of Registrable Securities (or any option or right to acquire Registrable Securities) during the period commencing on the 7th day prior to the expected effective date (which date shall be stated in such notice) of the registration statement covering such underwritten primary equity offering and ending on the date specified by such managing underwriter in such written request to such Limited Partner, which date shall not be later than 90 days after such expected date of effectiveness.

                 (c) In the event that any Limited Partner uses a Prospectus in connection with the offering and sale of Registrable Securities covered by such Prospectus, such Limited Partner will use only the latest version of such Prospectus provided to it by the Company.

           15.4 INDEMNIFICATION; CONTRIBUTION. (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Limited Partner and its officers and directors and each person, if any, who controls any Limited Partner within the meaning of Section 15 of the Securities Act as follows:

                 (i)  against  any  and  all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment thereto) or any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                 (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above;

      PROVIDED,  HOWEVER,  that  the indemnity provided  pursuant  to  this
      Section 15.4(a) does not apply to any Limited Partner with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Limited Partner expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus.

                 (b) Indemnification by Limited Partners. Each Limited Partner severally agrees to indemnify and hold harmless the Company and the other selling Limited Partners, and each of their respective directors and officers (including each director and officer of the Company who signed the Shelf Registration Statement), and each person, if any, who controls the Company or any other selling Limited Partner within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in
Section 15.4(a) hereof (except that any settlement described in Section 15.4(a)(2) shall be effected with the written consent of such Limited Partner), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or omission, or alleged untrue statement or omission, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus in reliance upon and in conformity with written information furnished to the Company by such selling Limited Partner expressly for use in the Shelf Registration Statement (or any amendment thereto) or such Prospectus. In no event shall the liability of any Limited Partner under this Section 15.4(b) be greater in amount than the dollar amount of the proceeds received by such Limited Partner upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                 (c) Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in
Section 15.4(a) or (b) unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 15.4(a) or (b). If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying company may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party; PROVIDED, HOWEVER, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties in the aggregate shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this Section 15.4(c), the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

                 (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 15.4 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the selling Limited Partners shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the selling Limited Partners, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the selling Limited Partners on the other (in such proportions that the selling Limited Partners are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified parties in connection with the offering to which such losses, liabilities, claims, damages, or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

                 The Company and the Limited Partners agree that  it  would not be just or equitable if contribution pursuant to this Section 15.4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 15.4(d), no selling Limited Partner shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Limited Partner were sold to the public, exceeds the amount of any damages which such selling Limited Partner is otherwise required to pay by reason of such untrue statement or omission.

                 Notwithstanding  the  foregoing,  no  Person   guilty   of
fraudulent  misrepresentation  (within  the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 15.4(d), each Person, if any, who controls a Limited Partner within the meaning of Section 15 of the Securities Act and directors and officers of a Limited Partner shall have the same rights to contribution as such Limited Partner, and each director of the Company, each officer of the Company who signed the Shelf Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

           15.5 RULE 144 SALES. (a) The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act, so as to enable any Limited Partner to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

                 (b) In connection with any sale, transfer or other disposition by any Limited Partner of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Limited Partner to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the selling Limited Partners may reasonably request at least two business days prior to any sale of Registrable Securities.


                            ARTICLE XVI

                        GENERAL PROVISIONS

           16.1 NOTICE. Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person, received by facsimile or overnight courier, or upon deposit in the United States mail, registered or certified, postage prepaid, and properly addressed to the Partner or Assignee at the address set forth in EXHIBIT A, or such other address of which the Partner or Assignee shall notify the General Partner in writing.

           16.2 BINDING EFFECT. This Agreement and all the terms and provisions hereof shall be binding upon and shall inure to the benefit of all Partners, and their legal representatives, heirs, successors and permitted assigns, except as expressly herein otherwise provided.

           16.3  LIABILITY  OF  LIMITED  PARTNERS.   The  liability  of the
Limited Partners for their obligations, covenants, representations and warranties under this Agreement shall be several and not joint.

           16.4  EFFECT  AND  INTERPRETATION.   This   Agreement  shall  be
governed by and construed in conformity with the laws of the State of Delaware.

           16.5  COUNTERPARTS.    This   Agreement   may   be  executed  in
counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

           16.6 PARTNERS NOT AGENTS. Nothing contained herein shall be construed to constitute any Partner the agent of another Partner, except as specifically provided herein, or in any manner to limit the Partners in the carrying on of their own respective businesses or activities.

           16.7 TITLES AND CAPTIONS. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

           16.8 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

           16.9 SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid by such court, shall not be affected thereby.

           16.10 ENTIRE AGREEMENT. This Agreement and all documents and agreements referred to herein and therein contain the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersede the Prior Agreement and any other prior written or oral understandings or agreements among them with respect thereto.

           16.11 ASSURANCES. Each of the Partners shall hereafter execute and deliver such further instruments and do such further acts and things as may be required or useful to carry out the intent and purpose of this Agreement and as are not inconsistent with the terms hereof.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.

GENERAL PARTNER:

American Real Estate Investment Corporation


By:/S/ EVAN ZUCKER
   --------------------------------
   Evan Zucker, President


LIMITED PARTNERS:

Executed by the below named Limited Partners constituting a Majority-In-Interest of the Limited Partners:



/S/ JAMES MULVIHILL
---------------------------------
James Mulvihill



/S/ GAIL MULVIHILL
---------------------------------
Gail Mulvihill



/S/ ROSALIND DAVIDOWITZ
---------------------------------
Rosalind Davidowitz



/S/ EVAN ZUCKER
---------------------------------
Evan Zucker

ADMITTED LIMITED PARTNERS:



/S/ JEFFREY KELTER
--------------------------------------------
Jeffrey Kelter


MCBRIDE HUDSON BAY, L.P.

By:   Urban Farms Shopping Center, Inc.,
      its General Partner



      By:  /S/ DAVID MCBRIDE
           -----------------------------------
           David McBride

                             EXHIBIT A

                                            Gross Asset Value of
                                             Contributed Limited         Opening
    NAME AND ADDRESS          Cash          Partner Assets (Net of       Capital    Partnership  Percentage
       OF PARTNER         CONTRIBUTIONS      SECURED LIABILITIES)        ACCOUNT  UNITS/OP UNITS  INTEREST


GENERAL PARTNER

American Real Estate
  Investment Corporation                                                              5,280,354   56.0455%
620 W. Germantown Pike
Suite 200
Plymouth Meeting, PA 19462

LIMITED PARTNERS

McBride Hudson Bay, L.P.                                                             2,998,867(1) 31.8299%
c/o McBride Enterprises, Inc.
808 High Mountain Road
Franklin Lakes, NJ 07417

Jeffrey E. Kelter                                                                      363,636     3.8596%
40 Duck Pond Road
Glencove, NY 11542

John Blumberg                                                                           20,224     0.2147%
1670 Broadway, Suite 3350
Denver, CO 80202

Rosalind Davidowitz                                                                    212,129     2.2515%
c/o DH Blair
44 Wall Street, 2d Floor
New York, NY 10005

Mariano DeCola                                                                          16,916     0.1795%
790 Washington Street
Suite 1403
Denver, CO 80203

John Dell                                                                               35,938     0.3814%
JEDCO Property Partnership L.P.
c/o Mason, Briody, Gallagher
104 Carnegie Center
Suite 201
Princeton, NJ 08540

Jim Fleming                                                                              1,731     0.0184%
304 S. Columbus Street
Alexandria, VA 22314

Floyd Hall                                                                              13,838     0.1469%
190 Upper Mountain Avenue
Upper Montclair, NJ 07042

Hord Hardin, III                                                                         5,106     0.0542%
Nooney-Krombeck
7701 Forsythe, Suite 800
St. Louis, MO 63105

                                        65


JKP Family Associates                                                                   53,624     0.5692%
c/o Joseph Pagano
Prime Cellular
100 First Stamford Place
3d Floor
Stamford, CT 06902

David Jones                                                                             23,625     0.2508%
P.O. Box 529
Pine, CO 80470

Lervo Investments, LLC                                                                   3,110     0.0330%
c/o Andy Miller
3600 S. Yosemite, 10th Floor
Denver, CO 80237

James Marshall                                                                          26,000     0.2760%
1670 Broadway, Suite 3350
Denver, CO 80202

Houston McCollough                                                                       6,917     0.0734%
159 Gates Avenue
Monteclair, NJ 07042

Anthony Miele                                                                            8,407     0.0892%
124 Valley Road, Apt. K
Monteclair, NJ 07042

Matt Moran                                                                                 685     0.0073%
365 Cervantes Road
Portola Valley, CA 94028

Andrew Mulvihill                                                                         2,056     0.0218%
4 Farmbrook Road
Sparta, NY 07871

Christopher Mulvihill                                                                    3,363     0.0357%
c/o Madison Avenue Management
355 Madison Avenue
Morristown, NJ 07960

Gail Mulvihill                                                                         178,456     1.8941%
Fox Hunt Road
New Vernon, NJ 07976

Gene Mulvihill, Jr.                                                                        138     0.0015%
12 Shady Lawn Drive
Madison, NJ 07940

Heather Mulvihill                                                                       76,389     0.8108%
1670 Broadway, Suite 3350
Denver, CO 80202


James Mulvihill                                                                          9,363     0.0994%
1670 Broadway, Suite 3350
Denver, CO 80202

                                   66


New Jersey Real Estate
  Liquidation Corp.                                                                     19,624     0.2083%
c/o Madison Avenue Management
355 Madison Avenue
Morristown, NJ 07960

Property Asset Equities                                                                  9,206     0.0977%
c/o Steve Ira
1873 Bellaire Street
Suite 1700
Denver, CO 80222

Michael Rotchford                                                                        6,919     0.0734%
21 Park Place
Saratoga Springs, NY 12866

Barbara Zucker Zarett                                                                      308     0.0033%
7 Tiffany Court
Monteville, NJ 07045

Brian Zucker                                                                               308     0.0033%
4 Longfellow Place, #2305
Boston, MA 02114

Evan Zucker                                                                             29,654     0.3148%
1670 Broadway, Suite 3350
Denver, CO 80202

Marshall Zucker                                                                            411     0.0044%
8835 Fairview Oaks Place
Lone Tree, CO 80124

Blue Mesa Capital, LLC                                                                  13,071     0.1387%
c/o John Blumberg
1670 Broadway, Suite 3350
Denver, CO 80202

Webb Waring Institute
  for Biomedical Research                                                                1,178     0.0125%
c/o Virginia Parker
4200 E. 9th Avenue
Box C-321
Denver, CO 80262
        Total                                                                        9,421,551   100.0000%
                                                                                     ---------   ---------

--------------------
(1) 149,943 of these OP Units (the "Restricted Units") shall be subject to the post-Closing adjustments and Prorations as contemplated in the McBride Contribution Agreement dated as of August 20, 1997, among the General Partner, the Partnership and the other parties thereto (the "McBride Agreement") and the letter agreement among such parties dated December 12, 1997. Such OP Units are restricted in lieu of the escrow arrangement contemplated by Section 2(c)(ii) of the McBride Agreement, and the provisions of the McBride Agreement relating to such escrow arrangement shall apply to the Restricted Units.

                               EXHIBIT B


                        FORM OF EXERCISE NOTICE


            Pursuant to Article XII of the Agreement of Limited Partnership of American Real Estate Investment, L.P., a Delaware limited partnership (the "Partnership"), the undersigned hereby irrevocably elects to exercise the right to sell to American Real Estate Investment Corporation, a Maryland corporation and the general partner of the Partnership, _________ OP Units of the Partnership (the "Offered Units") and requests that certificates for the Purchase Price be issued in the name of _________________ (social security number ___________).

            All terms used herein not otherwise defined shall be defined as set forth in the aforesaid Agreement of Limited Partnership.

Dated:
                                          (Signature)

Signature Guaranteed:


------------------------

                           TABLE OF CONTENTS
                                                                   PAGE

                               ARTICLE I

                            DEFINED TERMS..........................  1

                              ARTICLE II

                        ORGANIZATIONAL MATTERS...................... 15
      2.1   ORGANIZATION AND CONTINUATION .......................... 15
      2.2   NAME ................................................... 15
      2.3   REGISTERED OFFICE AND AGENT, PRINCIPAL OFFICE .......... 15
      2.4   POWER OF ATTORNEY; COMPLIANCE WITH ACT ................. 15
      2.5   TERM ................................................... 17
      2.6   FILING OF CERTIFICATE AND PERFECTION OF LIMITED
               PARTNERSHIP.......................................... 17
      2.7   CERTIFICATES DESCRIBING PARTNERSHIP UNITS .............. 17

                              ARTICLE III

                                PURPOSE............................. 17
      3.1   PURPOSE AND BUSINESS ................................... 17
      3.2   POWERS ................................................. 18

                              ARTICLE IV

                         CAPITAL CONTRIBUTIONS...................... 18
      4.1   CAPITAL CONTRIBUTIONS OF THE PARTNERS .................. 18
      4.2   ISSUANCES OF ADDITIONAL PARTNERSHIP INTERESTS; ADDITIONAL
            PARTNERS................................................ 19
      4.3   ISSUANCE OF SHARES ..................................... 20
      4.4   STOCK INCENTIVE PLAN. .................................. 21
      4.5   NO THIRD PARTY BENEFICIARY. ............................ 21
      4.6   NO INTEREST; NO RETURN ................................. 21
      4.7   NO PREEMPTIVE RIGHTS ................................... 22
      4.8   PERCENTAGE INTERESTS ................................... 22

                               ARTICLE V

             ALLOCATIONS, DISTRIBUTIONS AND OTHER TAX AND
                          ACCOUNTING MATTERS........................ 22
      5.1   PROFITS AND LOSSES ..................................... 22
      5.2   MANDATORY ALLOCATIONS .................................. 22
      5.3   OTHER ALLOCATION RULES ................................. 25
      5.4   ALLOCATIONS FOR TAX PURPOSES ........................... 25
      5.5   REVISIONS  TO  ALLOCATIONS  TO  REFLECT ISSUANCE  OF  ADDITIONAL
            PARTNERSHIP INTERESTS................................... 26
      5.6   DISTRIBUTIONS .......................................... 26

                              ARTICLE VI

                              TAX MATTERS........................... 27
      6.1   PREPARATION OF TAX RETURNS ............................. 27
      6.2   TAX ELECTIONS .......................................... 27
      6.3   TAX MATTERS PARTNER .................................... 27
      6.4   ORGANIZATIONAL EXPENSES ................................ 28
      6.5   WITHHOLDING; COMBINED RETURNS .......................... 28

                              ARTICLE VII

        RIGHTS, DUTIES AND RESTRICTIONS OF THE GENERAL PARTNER...... 29
      7.1   MANAGEMENT ............................................. 29
      7.2   MAJOR DECISIONS ........................................ 32
      7.3   PROSCRIPTIONS .......................................... 32
      7.4   OUTSIDE ACTIVITIES OF GENERAL PARTNER .................. 33
      7.5   INDEMNIFICATION ........................................ 33
      7.6   LIABILITY OF THE GENERAL PARTNER ....................... 35
      7.7   REIMBURSEMENT OF THE GENERAL PARTNER ................... 35
      7.8   REIT QUALIFICATION OF THE GENERAL PARTNER .............. 37
      7.9   EMPLOYMENT OR RETENTION OF AFFILIATES .................. 37
      7.10  TITLE TO PARTNERSHIP ASSETS. ........................... 38
      7.11  OTHER MATTERS CONCERNING THE GENERAL PARTNER ........... 38
      7.12  ORIGINAL PROPERTIES .................................... 39

                             ARTICLE VIII

                DISSOLUTION, LIQUIDATION AND WINDING-UP............. 39
      8.1   DISSOLUTION ............................................ 39
      8.2   DISTRIBUTION ON DISSOLUTION. ........................... 39
      8.3   SALE OF PARTNERSHIP ASSETS ............................. 40
      8.4   DISTRIBUTIONS IN KIND .................................. 40
      8.5   DOCUMENTATION OF LIQUIDATION ........................... 41
      8.6   LIABILITY OF THE LIQUIDATING TRUSTEE ................... 41
      8.7   ACCOUNTING ............................................. 41
      8.8   NEGATIVE CAPITAL ACCOUNTS .............................. 41
      8.9   RIGHTS OF PARTNERS ..................................... 41
      8.10  NOTICE OF DISSOLUTION .................................. 41
      8.11  TERMINATION OF PARTNERSHIP AND CANCELLATION  OF  CERTIFICATE  OF
            LIMITED PARTNERSHIP..................................... 42
      8.12  WAIVER OF PARTITION .................................... 42

                              ARTICLE IX

                   TRANSFER OF PARTNERSHIP INTERESTS................ 42
      9.1   GENERAL ................................................ 42
      9.2   GENERAL PARTNER TRANSFER ............................... 42

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      9.3   TRANSFERS BY LIMITED PARTNERS .......................... 43
      9.4   SUBSTITUTED LIMITED PARTNERS ........................... 44
      9.5   ASSIGNEES .............................................. 45
      9.6   RESTRICTIONS ON TRANSFER ............................... 45

                               ARTICLE X

                         ADMISSION OF PARTNERS...................... 46
      10.1  ADMISSION OF SUCCESSOR GENERAL PARTNER ................. 46
      10.2  ADMISSION OF SUBSTITUTED OR ADDITIONAL LIMITED PARTNERS   46
      10.3  AMENDMENT  OF  AGREEMENT  AND CERTIFICATE OF LIMITED PARTNERSHIP
            46

                              ARTICLE XI

            RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS.......... 47
      11.1  NO PARTICIPATION IN MANAGEMENT ......................... 47
      11.2  BANKRUPTCY OF A LIMITED PARTNER ........................ 47
      11.3  NO WITHDRAWAL .......................................... 47
      11.4  DUTIES AND CONFLICTS ................................... 47
      11.5  CONSENT OF CERTAIN LIMITED PARTNERS .................... 47

                              ARTICLE XII

                           CONVERSION RIGHT......................... 48
      12.1  GRANT OF RIGHTS ........................................ 48
      12.2  DELIVERY OF EXERCISE NOTICES ........................... 48
      12.3  LIMITATION ON DELIVERY OF EXERCISE NOTICES ............. 48
      12.4  LIMITATION ON EXERCISE OF CONVERSION RIGHTS ............ 48
      12.5  PURCHASE PRICE UPON CONVERSION ......................... 49
      12.6  CLOSING; DELIVERY OF ELECTION NOTICE ................... 49
      12.7  CLOSING DELIVERIES ..................................... 49
      12.8  COVENANTS OF THE GENERAL PARTNER ....................... 50
      12.9  LIMITED PARTNERS' COVENANT ............................. 50

                             ARTICLE XIII

                BOOKS, RECORDS, ACCOUNTING AND REPORTS.............. 50
      13.1  RECORDS AND ACCOUNTING ................................. 50
      13.2  REPORTS ................................................ 51
      13.3  BANK ACCOUNTS .......................................... 51

                              ARTICLE XIV

                  AMENDMENT OF PARTNERSHIP AGREEMENT................ 52
      14.1  GENERAL. ............................................... 52
      14.2  AMENDMENT WITHOUT CONSENT. ............................. 52
      14.3  SPECIAL CONSENT RIGHTS. ................................ 52

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                              ARTICLE XV

                          REGISTRATION RIGHTS....................... 53
      15.1  SHELF REGISTRATION UNDER THE SECURITIES ACT. ........... 53
      15.2  REGISTRATION PROCEDURES. ............................... 54
      15.3  RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE
            SECURITIES.............................................. 57
      15.4  INDEMNIFICATION; CONTRIBUTION. ......................... 58
      15.5  RULE 144 SALES. ........................................ 61

                              ARTICLE XVI

                          GENERAL PROVISIONS........................ 61
      16.1  NOTICE ................................................. 61
      16.2  BINDING EFFECT ......................................... 61
      16.3  LIABILITY OF LIMITED PARTNERS .......................... 61
      16.4  EFFECT AND INTERPRETATION .............................. 61
      16.5  COUNTERPARTS ........................................... 62
      16.6  PARTNERS NOT AGENTS .................................... 62
      16.7  TITLES AND CAPTIONS .................................... 62
      16.8  PRONOUNS AND PLURALS ................................... 62
      16.9  SEVERABILITY ........................................... 62
      16.10 ENTIRE AGREEMENT ....................................... 62
      16.11 ASSURANCES ............................................. 62


                               EXHIBITS

      EXHIBIT A    Partner Ownership Table
      EXHIBIT B    Form of Exercise Notice



                                   iv

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                         AMENDED AND RESTATED

                   AGREEMENT OF LIMITED PARTNERSHIP

                                  OF

                 AMERICAN REAL ESTATE INVESTMENT, L.P.